UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)(Zip code)

Zachary P. Richmond

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ANNUAL REPORT December 31, 2017

CDGCX	CRAWFORD DIVIDEND GROWTH FUND
CLASS C

CDGIX	CRAWFORD DIVIDEND GROWTH FUND
CLASS I

CDOCX	CRAWFORD DIVIDEND OPPORTUNITY FUND
CLASS C

CDOFX	CRAWFORD DIVIDEND OPPORTUNITY FUND
CLASS I

CDYLX	CRAWFORD DIVIDEND YIELD FUND
CLASS I

CMALX	CRAWFOD MULTI-ASSET INCOME FUND

For a prospectus and more information, including charges and expenses call 1-800-431-1716. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, LLC, Member FINRA/SIPC, 9465 Counselors Row, Suite 200, Indianapolis, IN 46240.

Fund Investment Advisor: Crawford Investment Counsel, Inc. 600 Galleria Parkway NW, Suite 1650 Atlanta, Georgia 30339 www.CrawfordInvestmentFunds.com

MANAGEMENT DISCUSSION OF FUND PERFORMANCE – (Unaudited)

The goal of the Crawford Funds is to provide attractive total investment return over the longer term. Our investment process focuses on dividend-paying companies, and we strive to produce a return pattern that demonstrates less risk than the popular market averages and peers. The orientation toward dividends and rising dividends leads to a focus on higher quality companies, which has implications for relative investment returns over both shorter and longer periods of time.

At Crawford Investment Counsel we believe that within an uncertain investment landscape many market participants continuously underestimate the potential range of investment outcomes. In an effort to overcome some of the inherent uncertainty of investing, we focus our investment approach on high-quality companies with the belief that quality characteristics enhance visibility and predictability of the portfolio, which reduces the potential range of investment outcomes.

Dividends are an important part of our investment philosophy and process. Dividends represent a key component of total return over time, and a consistent and growing dividend often demonstrates a company’s ability to generate a sustainable and growing cash flow stream. We believe quality and dividends are inexorably linked and look to a company’s dividend history as an initial indicator of quality.

In our view, the success or failure of any investment is primarily determined by two attributes:

1.	Fundamental growth in intrinsic value of a business: Our focus on high quality companies increases the likelihood that fundamental progress of the company will be achieved year after year, continually enhancing intrinsic value in the process.
2.	Valuation at time of investment: Our value orientation and price sensitivity reflect the belief that valuation is an important component of both return and risk of any investment.

Investment Process Goals:

•	Identify high quality companies with a positively skewed risk/reward trade-off
•	Invest when short term business or market considerations impair valuation
•	Allow the company’s fundamental progress, valuation improvement and dividend stream to contribute to the total investment return over a longer-term time horizon.

2017 concluded on a powerful note for US equity investors with stock market averages extending their record setting performance from the previous year. The upward trend in stocks continues to be fueled by strong earnings from corporate America along with expectations that the recently passed tax legislation should continue to strengthen corporate earnings. Returns across different asset classes varied by size and style, but on a broad basis growth outperformed value. Volatility for the year was uncharacteristically low, as measured by key market volatility gauges such as the VIX Index, and may reflect complacency among equity investors. Risk is always present in some form and we would advocate a strong emphasis on quality as an effective means of risk control.

Dividend Growth Fund:

For the fiscal year ended December 31, 2017, the Crawford Dividend Growth Fund (“Dividend Growth Fund”) Class I Shares and Class C Shares produced total returns of 14.08% and 12.95%, respectively. This compares to total returns of 13.66% for the Fund’s primary benchmark, the Russell 1000 Value Index and 21.83% for the Fund’s secondary benchmark, the S&P 500 Index, for the same period. The Fund’s best performing sector versus both benchmarks was Energy, with positive stock selection contributing to performance. The Healthcare sector had the worst relative performance. The Fund’s higher quality holdings generally did not keep up with the broader market averages for the year, but the overall quality bias vs. the Russell 1000 Value did have a positive impact for the year. The Dividend Growth Fund’s continued emphasis on investing in consistent and predictable businesses was rewarded with good results. The adviser believes the portfolio is well positioned to obtain attractive, long-term, risk adjusted returns.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE – (Unaudited) (continued)

Dividend Opportunity Fund:

Small capitalization equities continued to benefit from the favorable economic backdrop. In general, small capitalization companies generate a large portion of their profits domestically, and investors view them as primary beneficiaries of the recently passed tax legislation, with expectations for stronger economic growth overall. For the fiscal year ended December 31, 2017, the Dividend Opportunity Fund Class I Shares and Class C Shares produced total returns of 13.94% and 12.79%, respectively. This compares to a total return of 14.65% for the Russell 2000 Index, for the same period. During the year, stock selection contributed and sector allocations modestly added to performance. The largest contributors to positive stock selection were Consumer Discretionary, Financials and Energy, while the largest detractors were Healthcare, Utilities and Materials. The Fund’s quality bias was the Fund’s primary reason for underperformance for the year. The adviser believes the Fund’s quality focused, bottom up investment process aligns well with the objectives of the Fund.

Dividend Yield Fund:

The Crawford Dividend Yield Fund Class I Shares (“Dividend Yield Fund”) was impacted by expectations for rising interest rates in 2017. For the fiscal year ended December 31, 2017, the Dividend Yield Fund produced a total return of 6.99%. This compares to a total return of 13.66% for the Russell 1000 Value Index, for the same period. For the year, stock selection within Energy, Information Technology and Telecommunication Services had a positive impact on performance while stock selection within Financials, Consumer Discretionary and Healthcare had a negative effect on performance. The Fund’s allocation to higher quality stocks was the primary reason for the Fund’s underperformance for the year, as higher yielding holdings consistently underperformed both the broader market and primary benchmarks throughout the year. The Dividend Yield Fund continues to be focused on investing in well-above-average dividend yielding stocks, and the adviser strives to maintain a bias toward high-quality companies with a broad diversification pattern and a moderate risk level, both relative to the benchmark and peers.

Multi-Asset Income Fund:

The Crawford Multi-Asset Income Fund (“Multi-Asset Income Fund”) was launched September 12, 2017. Since inception through December 31, 2017, the Multi-Asset Income Fund produced a total return of 0.14%. This compares to a total return of 1.56% for the NASDAQ U.S. Multi-Asset Diversified Income Index, for the same period. The Fund underperformed due to a combination of cash drag, asset allocation and security selection. The Fund experienced significant inflows in relation to the overall size of the portfolio.

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns*

(for the periods ended December 31, 2017)

	Crawford Dividend Growth Fund
	Class I	Class C (a)	Class C (CDSC Adjusted) (a)	S&P 500® Index (b)	Russell 1000® Value Index (b)
One Year	14.08%	12.95%	12.95%	21.83%	13.66%
Five Year	11.10%	9.99%	9.99%	15.79%	14.04%
Ten Year	6.01%	4.98%	4.98%	8.50%	7.10%

	Expense Ratios (c)
	Class I	Class C
Gross	1.19%	2.19%
With Applicable Waivers	0.98%	1.98%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

*	The average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share.

(a)	Class C shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of 1.00% if redeemed within one year of purchase and an annual 12b-1 fee of 1.00%.

(b)

The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the S&P 500® Index or the Russell 1000® Value Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios are from the Fund’s prospectus dated April 30, 2017. Additional information pertaining to the Fund’s expense ratios as of December 31, 2017 can be found on the financial highlights.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on December 31, 2007 and held through December 31, 2017. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call 1-800-431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

Average Annual Total Returns*

(for the periods ended December 31, 2017)

	Crawford Dividend Opportunity Fund
	Class I	Class C (a)	Class C (CDSC Adjusted) (a)	Russell 2000® Index (b)
One Year	13.94%	12.79%	12.79%	14.65%
Five Year	15.55%	N/A	N/A	14.12%
Since Inception (9/26/12)	15.13%	N/A	N/A	13.86%
Since Inception (4/29/15)	N/A	10.63%	10.63%	9.66%

	Expense Ratios (c)
	Class I	Class C
Gross	1.33%	2.33%
With Applicable Waivers	1.05%	2.05%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

*	The average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share.

(a)	Class C shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of 1.00% if redeemed within one year of purchase and an annual 12b-1 fee of 1.00%.

(b)

The Russell 2000® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios are from the Fund’s prospectus dated April 30, 2017. Additional information pertaining to the Fund’s expense ratios as of December 31, 2017 can be found on the financial highlights.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on September 26, 2012 (commencement of operations) and held through December 31, 2017. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Russell 2000® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call 1-800-431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

Average Annual Total Returns*

(for the periods ended December 31, 2017)

	Crawford Dividend Yield Fund
	Class I	Russell 1000® Value Index (a)
One Year	6.99%	13.66%
Since Inception (11/14/14)	5.85%	8.82%

	Expense Ratios (b)
	Class I
Gross	3.37%
With Applicable Waivers	1.01%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

*	The average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share.

(a)

The Russell 1000® Value Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b)	The expense ratios are from the Fund’s prospectus dated April 30, 2017. Additional information pertaining to the Fund’s expense ratios as of December 31, 2017 can be found on the financial highlights.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on November 14, 2014 (commencement of operations) and held through December 31, 2017. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Russell 1000® Value Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call 1-800-431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

Average Annual Total Returns*

(for the periods ended December 31, 2017)

	Crawford Multi-Asset Income Fund	NASDAQ US Multi- Asset Diversified Income IndexSM (a)
Since Inception (9/12/17)	0.14%	1.56%

	Expense Ratios (b)
Gross	1.33%
With Applicable Waivers	1.00%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

*	The average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share. Total returns for less than one year are not annualized.

(a)

The NASDAQ US Multi-Asset Diversified Income Index SM is designed to provide exposure to multiple asset segments, each selected to result in a consistent and high yield. The index is comprised of securities classified as U.S. equities, U.S. Real Estate Investment Trusts, U.S. preferred securities, U.S. Master Limited Partnerships, and a high-yield corporate debt Exchange Traded Fund and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b)	The expense ratios are from the Fund’s initial prospectus dated September 12, 2017. Additional information pertaining to the Fund’s expense ratios as of December 31, 2017 can be found on the financial highlights.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Crawford Dividend Growth Fund is total return. Total return is comprised of both capital appreciation and income. Under normal circumstances, the Crawford Dividend Growth Fund will invest at least 80% of its assets in securities of companies that pay regular dividends.

FUND HOLDINGS – (Unaudited) (continued)

[1]	As a percentage of net assets.

The investment objective of the Crawford Dividend Opportunity Fund is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Index. Total return is comprised of both capital appreciation and income.

FUND HOLDINGS – (Unaudited) (continued)

[1]	As a percentage of net assets.

The investment objective of the Crawford Dividend Yield Fund is to provide attractive long-term total return with above average dividend yield, in comparison with the Russell 1000® Value Index. Total return is comprised of both capital appreciation and income.

FUND HOLDINGS – (Unaudited) (continued)

[1]	As a percentage of net assets.

The investment objective of the Crawford Multi-Asset Fund is to provide current income.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CRAWFORD DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

Common Stocks – 99.55%	Shares	Fair Value
Consumer Discretionary – 10.11%
Gentex Corp.	35,650	$746,868
Genuine Parts Co.	11,040	1,048,910
Home Depot, Inc./The	3,500	663,355
Omnicom Group, Inc.	19,910	1,450,045

		3,909,178

Consumer Staples – 8.21%
CVS Health Corp.	9,000	652,500
Philip Morris International, Inc.	6,750	713,138
Procter & Gamble Co./The	12,690	1,165,957
Wal-Mart Stores, Inc.	6,500	641,875

		3,173,470

Energy – 7.79%
Chevron Corp.	8,810	1,102,924
Exxon Mobil Corp.	13,240	1,107,394
Royal Dutch Shell PLC ADR	12,000	800,520

		3,010,838

Financials – 24.00%
American Express Co.	15,000	1,489,650
BlackRock, Inc.	2,500	1,284,275
Chubb Ltd.	5,740	838,786
Cullen/Frost Bankers, Inc.	7,000	662,550
M&T Bank Corp.	7,000	1,196,930
MetLife, Inc.	10,000	505,600
Northern Trust Corp.	9,820	980,920
People’s United Financial, Inc.	25,000	467,500
S&P Global, Inc.	2,500	423,500
Willis Towers Watson PLC	9,478	1,428,240

		9,277,951

Health Care – 13.06%
Cardinal Health, Inc.	8,500	520,795
Johnson & Johnson	13,140	1,835,921
Medtronic PLC	12,000	969,000
Merck & Co., Inc.	24,670	1,388,181
Stryker Corp.	2,150	332,906

		5,046,803

Industrials – 10.98%
Honeywell International, Inc.	10,000	1,533,600
Johnson Controls International PLC	12,000	457,320
United Parcel Service, Inc., Class B	11,730	1,397,629

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2017

Common Stocks – 99.55% – continued	Shares	Fair Value
Industrials – 10.98% – continued
United Technologies Corp.	3,000	$382,710
W.W. Grainger, Inc.	2,000	472,500

		4,243,759

Information Technology – 22.07%
Accenture PLC, Class A	9,100	1,393,119
Broadridge Financial Solutions, Inc.	5,500	498,190
Microsoft Corp.	27,120	2,319,845
Paychex, Inc.	15,250	1,038,220
SAP SE ADR	10,500	1,179,780
Texas Instruments, Inc.	20,150	2,104,466

		8,533,620

Telecommunication Services – 2.46%
AT&T, Inc.	24,480	951,782

Utilities – 0.87%
Southern Co./The	7,000	336,630

Total Common Stocks (Cost $24,287,830)		38,484,031

Money Market Securities – 0.38%
Federated Treasury Obligations Fund, Institutional Shares, 1.15% (a)	147,511	147,511

Total Money Market Securities (Cost $147,511)		147,511

Total Investments – 99.93% (Cost $24,435,341)		38,631,542

Other Assets in Excess of Liabilities – 0.07%		26,170

NET ASSETS – 100.00%		$38,657,712

(a)	Rate disclosed is the seven day effective yield as of December 31, 2017.

ADR – American Depositary Receipt

The sectors shown on the portfolio of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

Common Stocks – 99.87%	Shares	Fair Value
Consumer Discretionary – 12.66%
Choice Hotels International, Inc.	48,300	$3,748,080
Core-Mark Holding Co., Inc.	30,522	963,885
Cracker Barrel Old Country Store, Inc.	23,827	3,785,872
John Wiley & Sons, Inc., Class A	58,800	3,866,100
Monro Muffler Brake, Inc.	68,343	3,892,134
Tupperware Brands Corp.	45,930	2,879,811
Wolverine World Wide, Inc.	122,100	3,892,548

		23,028,430

Consumer Staples – 8.38%
Casey’s General Stores, Inc.	30,160	3,376,110
Flowers Foods, Inc.	191,600	3,699,796
Nu Skin Enterprises, Inc., Class A	51,704	3,527,764
PriceSmart, Inc.	43,419	3,738,376
Universal Corp.	17,289	907,673

		15,249,719

Energy – 1.68%
SM Energy Co.	138,213	3,051,743

Financials – 19.24%
BancFirst Corp.	56,762	2,903,376
Brown & Brown, Inc.	37,910	1,950,849
Bryn Mawr Bank Corp.	82,775	3,658,655
Federated Investors, Inc., Class B	52,700	1,901,416
First of Long Island Corp./The	125,876	3,587,466
Glacier Bancorp, Inc.	49,112	1,934,522
Lazard Ltd., Class A	72,523	3,807,457
Old Republic International Corp.	174,900	3,739,362
South State Corp.	41,190	3,589,708
Sterling Bancorp	145,820	3,587,172
Trico Bancshares	89,527	3,389,492
Valley National Bancorp	83,956	941,986

		34,991,461

Health Care – 11.04%
Atrion Corp.	5,805	3,660,633
Computer Programs & Systems, Inc.	97,072	2,917,014
Patterson Companies, Inc.	25,712	928,975
Psychemedics Corp.	206,125	4,237,930
Simulations Plus, Inc.	274,173	4,414,185
US Physical Therapy, Inc.	54,391	3,927,030

		20,085,767

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2017

Common Stocks – 99.87% – continued	Shares	Fair Value
Industrials – 17.38%
Dun & Bradstreet Corp./The	15,210	$1,801,016
ESCO Technologies, Inc.	60,411	3,639,763
Franklin Electric Co., Inc.	41,000	1,881,900
Hexcel Corp.	50,620	3,130,847
Kaman Corp.	39,600	2,330,064
Landstar System, Inc.	35,818	3,728,654
MSA Safety, Inc.	11,425	885,666
MSC Industrial Direct Co., Inc., Class A	9,500	918,270
Mueller Water Products, Inc.	259,212	3,247,926
Valmont Industries, Inc.	19,440	3,224,124
Watsco, Inc.	20,128	3,422,565
Woodward, Inc.	44,530	3,408,326

		31,619,121

Information Technology – 18.66%
Avnet, Inc.	73,100	2,896,222
Brooks Automation, Inc.	126,352	3,013,495
Cass Information Systems, Inc.	62,371	3,630,616
DST Systems, Inc.	30,300	1,880,721
FLIR Systems, Inc.	67,065	3,126,570
Littelfuse, Inc.	19,040	3,766,493
Mesa Laboratories, Inc.	22,384	2,782,331
Methode Electronics, Inc.	58,495	2,345,650
MTS Systems Corp.	45,715	2,454,895
National Instruments Corp.	53,809	2,240,069
Power Integrations, Inc.	49,068	3,608,951
TESSCO Technologies, Inc.	109,132	2,199,010

		33,945,023

Materials – 3.43%
Compass Minerals International, Inc.	49,905	3,605,636
HB Fuller Co.	48,810	2,629,395

		6,235,031

Real Estate – 6.40%
Agree Realty Corp.	18,065	929,264
CatchMark Timber Trust, Inc., Class A	128,828	1,691,512
CoreSite Realty Corp.	31,226	3,556,641
EPR Properties	27,344	1,789,938
Physicians Realty Trust	50,084	901,011
Tanger Factory Outlet Centers, Inc.	104,600	2,772,946

		11,641,312

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2017

Common Stocks – 99.87% – continued	Shares	Fair Value
Utilities – 1.00%
South Jersey Industries, Inc.	58,377	$1,823,114

Total Common Stocks (Cost $143,797,157)		181,670,721

Money Market Securities – 0.16%
Federated Treasury Obligations Fund, Institutional Shares, 1.15% (a)	294,443	294,443

Total Money Market Securities (Cost $294,443)		294,443

Total Investments – 100.03% (Cost $144,091,600)		181,965,164

Liabilities in Excess of Other Assets – (0.03)%		(61,411)

NET ASSETS – 100.00%		$181,903,753

(a)	Rate disclosed is the seven day effective yield as of December 31, 2017.

The sectors shown on the portfolio of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND YIELD FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

Common Stocks – 99.57%	Shares	Fair Value
Consumer Discretionary – 8.36%
Cracker Barrel Old Country Store, Inc.	1,470	$233,568
Genuine Parts Co.	3,900	370,539
Omnicom Group, Inc.	5,040	367,063

		971,170

Consumer Staples – 17.73%
Altria Group, Inc.	5,350	382,043
Coca-Cola Co./The	7,510	344,559
CVS Health Corp.	3,230	234,175
Flowers Foods, Inc.	12,950	250,065
General Mills, Inc.	6,320	374,713
Philip Morris International, Inc.	2,210	233,487
Procter & Gamble Co./The	2,620	240,726

		2,059,768

Energy – 12.36%
Chevron Corp.	1,950	244,121
Exxon Mobil Corp.	4,170	348,779
ONEOK, Inc.	4,420	236,249
Royal Dutch Shell PLC ADR	3,780	252,164
Total SA ADR	6,410	354,345

		1,435,658

Financials – 13.04%
Mercury General Corp.	4,180	223,379
MetLife, Inc.	4,370	220,947
Old Republic International Corp.	11,800	252,284
People’s United Financial, Inc.	18,400	344,080
Valley National Bancorp	19,480	218,566
Wells Fargo & Co.	4,210	255,421

		1,514,677

Health Care – 13.51%
AstraZeneca PLC	10,260	356,022
Cardinal Health, Inc.	3,980	243,855
GlaxoSmithKline PLC ADR	8,530	302,559
Johnson & Johnson	900	125,748
Merck & Co., Inc.	5,360	301,607
Pfizer, Inc.	6,620	239,776

		1,569,567

Industrials – 7.35%
Johnson Controls International PLC	6,330	241,236
United Parcel Service, Inc., Class B	2,990	356,258

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND YIELD FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2017

Common Stocks – 99.57% – continued	Shares	Fair Value
Industrials – 7.35% – continued
Watsco, Inc.	1,510	$256,760

		854,254

Information Technology – 8.85%
Cisco Systems, Inc.	7,310	279,973
Microsoft Corp.	2,930	250,632
Paychex, Inc.	3,600	245,088
Texas Instruments, Inc.	2,410	251,700

		1,027,393

Real Estate – 4.05%
HCP, Inc.	8,760	228,461
Tanger Factory Outlet Centers, Inc.	9,120	241,771

		470,232

Telecommunication Services – 9.55%
AT&T, Inc.	9,780	380,246
Verizon Communications, Inc.	7,020	371,569
Vodafone Group PLC	11,190	356,961

		1,108,776

Utilities – 4.77%
Duke Energy Corp.	2,780	233,826
Southern Co./The	6,670	320,760

		554,586

Total Common Stocks (Cost $10,546,134)		11,566,081

Money Market Securities – 1.26%
Federated Treasury Obligations Fund, Institutional Shares, 1.15% (a)	145,648	145,648

Total Money Market Securities (Cost $145,648)		145,648

Total Investments – 100.83% (Cost $10,691,782)		11,711,729

Liabilities in Excess of Other Assets – (0.83)%		(95,900)

NET ASSETS – 100.00%		$11,615,829

(a)	Rate disclosed is the seven day effective yield as of December 31, 2017.
ADR	– American Depositary Receipt

The sectors shown on the portfolio of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

Common Stocks – 46.28%	Shares	Fair Value
Consumer Staples – 3.94%
Flowers Foods, Inc.	33,260	$642,251
Philip Morris International, Inc.	5,280	557,832

		1,200,083

Energy – 8.31%
ONEOK, Inc.	18,260	975,997
Plains GP Holdings LP, Class A	27,340	600,113
Royal Dutch Shell PLC ADR	14,370	958,623

		2,534,733

Financials – 12.51%
Golub Capital BDC, Inc. (a)	30,760	559,832
Granite Point Mortgage Trust, Inc.	24,870	441,194
MFA Financial, Inc.	55,400	438,768
People’s United Financial, Inc.	52,080	973,896
Two Harbors Investment Corp.	29,490	479,507
Valley National Bancorp	82,010	920,152

		3,813,349

Health Care – 3.30%
AstraZeneca PLC	8,990	311,953
GlaxoSmithKline PLC ADR	19,520	692,374

		1,004,327

Information Technology – 1.73%
Cisco Systems, Inc.	13,790	528,157

Real Estate – 6.21%
CatchMark Timber Trust, Inc., Class A	61,660	809,596
HCP, Inc.	22,320	582,106
Weyerhaeuser Co.	14,260	502,808

		1,894,510

Telecommunication Services – 7.54%
AT&T, Inc.	22,150	861,192
BCE, Inc.	16,090	772,481
Verizon Communications, Inc.	12,570	665,330

		2,299,003

Utilities – 2.74%
Southern Co./The	17,360	834,842

Total Common Stocks (Cost $14,138,485)		14,109,004

See accompanying notes which are an integral part of these financial statements.

CRAWFORD MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2017

Preferred Stocks – 31.86%	Principal Amount/ Shares	Fair Value
Energy – 2.87%
Kinder Morgan, Inc., Series A, 9.75%	23,050	$874,978

Financials – 18.01%
Annaly Capital Management, Inc., Series F, 6.95%	25,140	649,115
Annaly Capital Management, Inc., Series D, 7.50%	12,800	324,608
BB&T Corp., Series E, 5.63%	17,550	443,313
Invesco Mortgage Capital, Inc., Series C, 7.50%	25,740	643,243
Invesco Mortgage Capital, Inc., Series A, 7.75%	14,700	368,235
Northern Trust Corp., Series C, 5.85%	29,930	785,962
State Street Corp., Series G, 5.35%	32,320	876,518
Two Harbors Investment Corp., Series B, 7.63%	23,400	614,484
Wells Fargo & Co., Series L, 7.50%	600	785,994

		5,491,472

Health Care – 1.30%
Allergan PLC, Series A, 5.50%	675	395,719

Real Estate – 8.89%
EPR Properties, Series E, 9.00%	19,460	711,263
Monmouth Real Estate Investment Corp., Series C, 6.13%	29,380	735,675
Public Storage, Series V, 5.38%	17,977	453,200
VEREIT, Inc., Series F, 6.70%	31,730	811,336

		2,711,474

Utilities – 0.79%
SCE Trust II, 5.10%	10,000	241,700

Total Preferred Stocks (Cost $9,853,342)		9,715,343

Corporate Bonds – 19.14%

Energy – 3.60%
Plains All American Pipeline LP, 4.65%, 10/15/2025	578,000	596,567
Pride International LLC, 7.88%, 8/15/2040	601,000	501,835

		1,098,402

Financials – 3.04%
American Express Co., Series B, 5.20%, Perpetual Maturity	901,000	926,904

Industrials – 2.65%
RR Donnelley & Sons Co., 6.50%, 11/15/2023	838,000	808,670

Information Technology – 0.59%
Analog Devices, Inc., 5.30%, 12/15/2045	150,000	178,968

See accompanying notes which are an integral part of these financial statements.

CRAWFORD MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2017

Corporate Bonds – 19.14% – continued	Principal Amount/ Shares	Fair Value
Telecommunication Services – 2.90%
AT&T, Inc., 3.40%, 5/15/2025	897,000	$883,310

Utilities – 6.36%
Southern Co./The, Series B, 5.50%, 3/15/2057	841,000	892,613
WEC Energy Group, Inc., 3.53%, 5/15/2067 (3MO LIBOR + 211.25 bps) (b)	1,077,000	1,046,822

		1,939,435

Total Corporate Bonds (Cost $5,859,868)		5,835,689

Money Market Securities – 4.28%
Federated Treasury Obligations Fund, Institutional Shares, 1.15% (c)	1,303,797	1,303,797

Total Money Market Securities (Cost $1,303,797)		1,303,797

Total Investments – 101.56% (Cost $31,155,492)		30,963,833

Liabilities in Excess of Other Assets – (1.56)%		(476,087)

NET ASSETS – 100.00%		$30,487,746

(a)	Business Development Company.
(b)	Variable rate security. The rate shown is the effective interest rate as of December 31, 2017. The benchmark on which the rate is calculated is shown parenthetically.
(c)	Rate disclosed is the seven day effective yield as of December 31, 2017.
ADR	– American Depositary Receipt

The sectors shown on the portfolio of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Crawford Dividend Growth Fund	Crawford Dividend Opportunity Fund	Crawford Dividend Yield Fund	Crawford Multi- Asset Income Fund
Assets
Investments, at value (cost $24,435,341, $144,091,600, $10,691,782 and $31,155,492)	$38,631,542	$181,965,164	$11,711,729	$30,963,833
Receivable for fund shares sold	250	20,430	100	–
Dividends and interest receivable	72,900	189,085	34,259	134,017
Receivable from Adviser	–	–	3,513	–
Deferred offering costs	–	–	–	11,448
Prepaid expenses	12,483	16,853	4,315	3,334

Total Assets	38,717,175	182,191,532	11,753,916	31,112,632

Liabilities
Payable for fund shares redeemed	–	–	111,135	–
Payable for investments purchased	–	104,869	–	576,268
Payable to Adviser	14,556	133,105	–	16,357
12b-1 fees accrued – Class C	13,359	523	–	–
Payable to Administrator	8,421	19,811	5,437	3,000
Payable to trustees	3,000	3,000	3,000	3,000
Other accrued expenses	20,127	26,471	18,515	26,261

Total Liabilities	59,463	287,779	138,087	624,886

Net Assets	$38,657,712	$181,903,753	$11,615,829	$30,487,746

Net Assets consist of:
Paid-in capital	$24,109,777	$142,810,166	$10,627,688	$30,719,094
Accumulated undistributed net investment income	4,880	1,380	9,350	2,249
Accumulated undistributed net realized gain (loss) from investments	346,854	1,218,643	(41,156)	(42,028)
Net unrealized appreciation (depreciation) on investments	14,196,201	37,873,564	1,019,947	(191,569)

Net Assets	$38,657,712	$181,903,753	$11,615,829	$30,487,746

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF ASSETS AND LIABILITIES – (continued)

December 31, 2017

	Crawford Dividend Growth Fund	Crawford Dividend Opportunity Fund		Crawford Dividend Yield Fund	Crawford Multi- Asset Income Fund
Net Assets					$30,487,746
Shares outstanding (unlimited number of shares authorized, no par value)					1,229,813

Net asset value (“NAV”) and offering price per share					$24.79

Class I:
Net Assets	$33,272,369	$181,708,731		$11,615,829

Shares outstanding (unlimited number of shares authorized, no par value)	3,129,391	4,283,072		426,728

Net asset value (“NAV”) and offering price per share	$10.63	$42.42		$27.22

Class C:
Net Assets	$5,385,343	$195,022

Shares outstanding (unlimited number of shares authorized, no par value)	510,834	4,613

Net asset value (“NAV”) and offering price per share (a)	$10.54	$42.27	(b)

(a)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF OPERATIONS

For the year ended December 31, 2017

	Crawford Dividend Growth Fund	Crawford Dividend Opportunity Fund	Crawford Dividend Yield Fund	Crawford Multi- Asset Income Fund(a)
Investment Income
Dividend income	$960,438	$3,275,447	$493,209	$252,857
Interest income	–	–	–	44,203
Foreign dividend taxes withheld	(9,191)	–	(9,160)	(2,745)

Total investment income	951,247	3,275,447	484,049	294,315

Expenses
Investment Adviser	186,702	1,596,556	125,435	53,086
12b-1 fees – Class C	53,482	1,640	3	–
Administration	39,348	120,180	32,488	9,334
Fund accounting	27,499	69,018	22,522	6,097
Transfer agent	30,880	24,280	18,012	4,541
Legal	14,522	14,540	13,955	5,750
Registration	24,753	18,111	13,304	968
Custodian	5,606	32,063	4,433	7,000
Audit	18,800	18,800	18,800	17,500
Trustee	12,128	12,128	12,128	8,850
Insurance	3,858	9,999	2,229	158
Pricing	1,247	1,745	1,428	900
Report printing	7,704	15,981	6,112	2,181
Chief compliance officer	8,145	8,144	8,143	2,550
Offering	–	–	–	5,341
Miscellaneous	19,735	22,928	19,805	6,199

Total expenses	454,409	1,966,113	298,797	130,455
Fees reduced and reimbursed by Adviser	(34,791)	(287,750)	(150,346)	(67,535)
Fees reduced and reimbursed by Administrator	–	–	(22,961)	(9,841)

Net operating expenses	419,618	1,678,363	125,490	53,079

Net investment income	531,629	1,597,084	358,559	241,236

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities transactions	1,924,578	8,227,846	79,706	(42,356)
Net change in unrealized appreciation (depreciation) of investment securities and translation of assets and liabilities in foreign currency	2,430,300	11,744,389	363,654	(191,569)

Net realized and unrealized gain (loss) on investments and foreign currency	4,354,878	19,972,235	443,360	(233,925)

Net increase in net assets resulting from operations	$4,886,507	$21,569,319	$801,919	$7,311

(a)	For the period September 12, 2017 (commencement of operations) through December 31, 2017.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Crawford Dividend Growth Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Increase (Decrease) in Net Assets due to: Operations
Net investment income	$531,629	$498,492
Net realized gain on investment securities transactions	1,924,578	3,092,800
Net change in unrealized appreciation of investment securities	2,430,300	1,773,606

Net increase in net assets resulting from operations	4,886,507	5,364,898

Distributions
From net investment income – Class I	(520,720)	(468,805)
From net investment income – Class C	(31,544)	(29,826)
From net realized gains – Class I	(1,800,473)	(3,522,633)
From net realized gains – Class C	(285,487)	(613,491)

Total distributions	(2,638,224)	(4,634,755)

Capital Transactions – Class I
Proceeds from shares sold	5,298,407	4,934,844
Reinvestment of distributions	1,524,991	2,554,999
Amount paid for shares redeemed	(5,295,819)	(9,065,784)

Total Class I	1,527,579	(1,575,941)

Capital Transactions – Class C
Proceeds from shares sold	11,852	37,493
Reinvestment of distributions	307,710	612,915
Amount paid for shares redeemed	(769,242)	(1,825,479)

Total Class C	(449,680)	(1,175,071)

Net increase (decrease) in net assets resulting from capital transactions	1,077,899	(2,751,012)

Total Increase (Decrease) in Net Assets	3,326,182	(2,020,869)

Net Assets
Beginning of year	35,331,530	37,352,399

End of year	$38,657,712	$35,331,530

Accumulated undistributed net investment income	$4,880	$24,117

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	Crawford Dividend Growth Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Share Transactions – Class I
Shares sold	509,937	469,927
Shares issued in reinvestment of distributions	143,282	253,891
Shares redeemed	(510,211)	(870,310)

Total Class I	143,008	(146,492)

Share Transactions – Class C
Shares sold	1,158	3,611
Shares issued in reinvestment of distributions	29,098	61,550
Shares redeemed	(74,798)	176,200

Total Class C	(44,542)	(111,039)

Net increase (decrease) in shares outstanding	98,466	(257,531)

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	Crawford Dividend Opportunity Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Increase (Decrease) in Net Assets due to: Operations
Net investment income	$1,597,084	$1,695,908
Net realized gain on investment securities transactions	8,227,846	2,280,779
Net change in unrealized appreciation of investment securities	11,744,389	23,343,052

Net increase in net assets resulting from operations	21,569,319	27,319,739

Distributions
From net investment income – Class I	(1,706,568)	(1,645,249)
From net investment income – Class C	(136)	(483)
From net realized gains – Class I	(8,103,330)	(365,234)
From net realized gains – Class C	(8,523)	(238)

Total distributions	(9,818,557)	(2,011,204)

Capital Transactions – Class I
Proceeds from shares sold	30,507,286	28,220,583
Reinvestment of distributions	8,517,028	1,728,999
Amount paid for shares redeemed	(10,149,349)	(3,226,397)

Total Class I	28,874,965	26,723,185

Capital Transactions – Class C
Proceeds from shares sold	232,605	76,007
Reinvestment of distributions	8,653	712
Amount paid for shares redeemed	(153,158)	(56,188)

Total Class C	88,100	20,531

Net increase in net assets resulting from capital transactions	28,963,065	26,743,716

Total Increase in Net Assets	40,713,827	52,052,251

Net Assets
Beginning of year	141,189,926	89,137,675

End of year	$181,903,753	$141,189,926

Accumulated undistributed net investment income	$1,380	$67,249

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	Crawford Dividend Opportunity Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Share Transactions – Class I
Shares sold	734,968	805,306
Shares issued in reinvestment of distributions	200,552	47,960
Shares redeemed	(240,702)	(92,142)

Total Class I	694,818	761,124

Share Transactions – Class C
Shares sold	5,699	1,910
Shares issued in reinvestment of distributions	204	19
Shares redeemed	(3,633)	(1,596)

Total Class C	2,270	333

Net increase in shares outstanding	697,088	761,457

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	Crawford Dividend Yield Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Increase (Decrease) in Net Assets due to: Operations
Net investment income	358,559	$254,123
Net realized gain on investment securities transactions	79,706	13,445
Net change in unrealized appreciation of investment securities	363,654	806,312

Net increase in net assets resulting from operations	801,919	1,073,880

Distributions
From net investment income – Class I	(349,203)	(250,797)
From net investment income – Class C (a)	(6)	(22)

Total distributions	(349,209)	(250,819)

Capital Transactions – Class I
Proceeds from shares sold	1,438,157	5,974,976
Reinvestment of distributions	249,423	179,305
Amount paid for shares redeemed	(2,621,822)	(692,098)

Total Class I	(934,242)	5,462,183

Capital Transactions – Class C (a)
Amount paid for shares redeemed	(1,138)	–

Total Class C	(1,138)	–

Net increase (decrease) in net assets resulting from capital transactions	(935,380)	5,462,183

Total Increase (Decrease) in Net Assets	(482,670)	6,285,244

Net Assets
Beginning of year	12,098,499	5,813,255

End of year	$11,615,829	$12,098,499

Accumulated undistributed net investment income	$9,350	$12,232

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	Crawford Dividend Yield Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Share Transactions – Class I
Shares sold	54,131	236,957
Shares issued in reinvestment of distributions	9,412	7,138
Shares redeemed	(99,250)	(27,851)

Total Class I	(35,707)	216,244

Share Transactions – Class C (a)
Shares redeemed	(43)	–

Total Class C	(43)	–

Net increase (decrease) in shares outstanding	(35,750)	216,244

(a)	Class C Shares of the Fund ceased operations on April 30, 2017.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS – (continued)

Crawford Mulit-Asset Income Fund
For the Period Ended December 31, 2017(a)
Increase (Decrease) in Net Assets due to: Operations
Net investment income	$241,236
Net realized loss on investment securities transactions	(42,356)
Net change in unrealized depreciation of investment securities	(191,569)

Net increase in net assets resulting from operations	7,311

Distributions
From net investment income	(244,000)
From return of capital	(5,604)

Total distributions	(249,604)

Capital Transactions
Proceeds from shares sold	31,015,856
Reinvestment of distributions	57,877
Amount paid for shares redeemed	(343,694)

Net increase in net assets resulting from capital transactions	30,730,039

Total Increase in Net Assets	30,487,746

Net Assets
Beginning of period	–

End of period	$30,487,746

Accumulated undistributed net investment gain	$2,249

Share Transactions
Shares sold	1,241,199
Shares issued in reinvestment of distributions	2,331
Shares redeemed	(13,717)

Net increase in shares outstanding	1,229,813

(a)	For the period September 12, 2017 (commencement of operations) through December 31, 2017.

CRAWFORD DIVIDEND GROWTH FUND – CLASS I

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Selected Per Share Data
Net asset value, beginning of year	$9.99	$9.84	$12.68	$12.29	$10.59

Investment operations:
Net investment income	0.16	0.16	0.27	0.23	0.19
Net realized and unrealized gain (loss)	1.24	1.39	(1.15)	0.74	2.65

Total from investment operations	1.40	1.55	(0.88)	0.97	2.84

Less distributions to shareholders:
From net investment income	(0.17)	(0.16)	(0.26)	(0.22)	(0.21)
From net realized gain	(0.59)	(1.24)	(1.70)	(0.36)	(0.93)

Total distributions	(0.76)	(1.40)	(1.96)	(0.58)	(1.14)

Net asset value, end of year	$10.63	$9.99	$9.84	$12.68	$12.29

Total Return (a)	14.08%	15.76%	-6.86%	8.11%	27.26%
Ratios and Supplemental Data
Net assets, end of year (000)	$33,272	$29,829	$30,839	$96,860	$84,418
Ratio of net expenses to average net assets	0.98%	0.98%	0.92%	0.96%	0.98%
Ratio of gross expenses to average net assets before waiver or recoupment	1.07%	1.19%	0.92%	0.84%	0.89%
Ratio of net investment income to average net assets	1.57%	1.51%	1.97%	1.82%	1.65%
Portfolio turnover rate	21%	13%	24%	25%	34%

(a)	Total return represents the rate that the shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND – CLASS C

FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each year)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Selected Per Share Data
Net asset value, beginning of year	$9.91	$9.77	$12.60	$12.23	$10.54

Investment operations:
Net investment income	0.06	0.06	0.12	0.10	0.08
Net realized and unrealized gain (loss)	1.22	1.37	(1.10)	0.73	2.63

Total from investment operations	1.28	1.43	(0.98)	0.83	2.71

Less distributions to shareholders:
From net investment income	(0.06)	(0.05)	(0.15)	(0.10)	(0.09)
From net realized gain	(0.59)	(1.24)	(1.70)	(0.36)	(0.93)

Total distributions	(0.65)	(1.29)	(1.85)	(0.46)	(1.02)

Net asset value, end of year	$10.54	$9.91	$9.77	$12.60	$12.23

Total Return (a)	12.95%	14.61%	-7.75%	6.96%	26.05%
Ratios and Supplemental Data
Net assets, end of year (000)	$5,385	$5,503	$6,514	$8,578	$8,939
Ratio of net expenses to average net assets	1.98%	1.98%	1.92%	1.96%	1.98%
Ratio of gross expenses to average net assets before waiver or recoupment	2.07%	2.19%	1.92%	1.84%	1.89%
Ratio of net investment income to average net assets	0.56%	0.51%	0.98%	0.81%	0.64%
Portfolio turnover rate	21%	13%	24%	25%	34%

(a)	Total return represents the rate that the shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. The returns stated do not include effect of the CDSC fee.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND OPPORTUNITY FUND – CLASS I

FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each year)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Selected Per Share Data
Net asset value, beginning of year	$39.32	$31.51	$34.65	$33.70	$25.39

Investment operations:
Net investment income	0.40	0.52	0.54	0.40	0.33
Net realized and unrealized gain (loss)	5.06	7.90	(1.33)	1.57	9.12

Total from investment operations	5.46	8.42	(0.79)	1.97	9.45

Less distributions to shareholders:
From net investment income	(0.43)	(0.51)	(0.45)	(0.33)	(0.29)
From net realized gain	(1.93)	(0.10)	(1.90)	(0.69)	(0.85)

Total distributions	(2.36)	(0.61)	(2.35)	(1.02)	(1.14)

Net asset value, end of year	$42.42	$39.32	$31.51	$34.65	$33.70

Total Return (a)	13.94%	26.95%	-2.30%	5.99%	37.53%
Ratios and Supplemental Data
Net assets, end of year (000)	$181,709	$141,098	$89,074	$81,487	$59,577
Ratio of net expenses to average net assets	1.05%	1.05%	1.03%	1.00%	1.00%
Ratio of gross expenses to average net assets before waiver	1.23%	1.33%	1.35%	1.36%	1.66%
Ratio of net investment income to average net assets	1.00%	1.61%	1.65%	1.39%	1.30%
Portfolio turnover rate	36%	31%	37%	24%	34%

(a)	Total return represents the rate that the shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND OPPORTUNITY FUND – CLASS C

FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each period)

	Year Ended December 31, 2017	Year Ended December 31, 2016	For the Period Ended December 31, 2015(a)
Selected Per Share Data
Net asset value, beginning of period	$39.22	$31.48	$36.23

Investment operations:
Net investment income	— (b)	0.14	0.13
Net realized and unrealized gain (loss)	5.02	7.93	(2.87)

Total from investment operations	5.02	8.07	(2.74)

Less distributions to shareholders:
From net investment income	(0.04)	(0.23)	(0.11)
From net realized gain	(1.93)	(0.10)	(1.90)

Total distributions	(1.97)	(0.33)	(2.01)

Net asset value, end of period	$42.27	$39.22	$31.48

Total Return (c)	12.79%	25.69%	-7.75	%(d)
Ratios and Supplemental Data
Net assets, end of period (000)	$195	$92	$65
Ratio of net expenses to average net assets	2.05%	2.05%	2.05	%(e)
Ratio of gross expenses to average net assets before waiver	2.23%	2.33%	2.35	%(e)
Ratio of net investment income to average net assets	(0.02)%	0.61%	0.57	%(e)
Portfolio turnover rate	36%	31%	37	%(d)

(a)	For the period April 29, 2015 (commencement of operations) to December 31, 2015.
(b)	Rounds to less than $0.01.
(c)	Total return represents the rate that the shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. The returns stated do not include effect of the CDSC fee.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND YIELD FUND – CLASS I

FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each period)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	For the Period Ended December 31, 2014(a)
Selected Per Share Data
Net asset value, beginning of period	$26.16	$23.61	$24.99	$25.00

Investment operations:
Net investment income	0.76	0.72	0.76	0.12
Net realized and unrealized gain (loss)	1.04	2.54	(1.35)	(0.02	)(b)

Total from investment operations	1.80	3.26	(0.59)	0.10

Less distributions to shareholders:
From net investment income	(0.74)	(0.71)	(0.79)	(0.11)

Total distributions	(0.74)	(0.71)	(0.79)	(0.11)

Net asset value, end of period	$27.22	$26.16	$23.61	$24.99

Total Return (c)	6.99%	14.01%	-2.43%	0.38	%(d)
Ratios and Supplemental Data
Net assets, end of period (000)	$11,616	$12,097	$5,812	$3,715
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00	%(e)
Ratio of gross expenses to average net assets before waiver	2.38%	3.36%	5.30%	11.61	%(e)
Ratio of net investment income to average net assets	2.86%	2.92%	3.24%	3.91	%(e)
Portfolio turnover rate	44%	43%	36%	9	%(d)

(a)	For the period November 14, 2014 (commencement of operations) to December 31, 2014.
(b)	The amount shown for a share outstanding throughout the period does not accord with the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Total return represents the rate that the shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during each period)

	For the Period Ended December 31, 2017(a)
Selected Per Share Data
Net asset value, beginning of period	$25.00

Investment operations:
Net investment income	0.24
Net realized and unrealized gain (loss)	(0.21)

Total from investment operations	0.03

Less distributions to shareholders:
From net investment income	(0.23)
From return of capital	(0.01)

Total distributions	(0.24)

Net asset value, end of period	$24.79

Total Return (b)	0.14	%(c)
Ratios and Supplemental Data
Net assets, end of period (000)	$30,488
Ratio of net expenses to average net assets	1.00	%(d)
Ratio of gross expenses to average net assets before waiver	2.46	%(d)
Ratio of net investment income to average net assets	4.54	%(d)
Portfolio turnover rate	5	%(c)

(a)	For the period September 12, 2017 (commencement of operations) to December 31, 2017.
(b)	Total return represents the rate that the shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2017

NOTE 1. ORGANIZATION

Crawford Dividend Growth Fund (“Dividend Growth Fund”), Crawford Dividend Opportunity Fund (“Dividend Opportunity Fund”), Crawford Dividend Yield Fund (the “Dividend Yield Fund”) and Crawford Multi-Asset Income Fund (the “Multi-Asset Income Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series of Unified Series Trust (the “Trust”). The Dividend Growth Fund was organized on December 7, 2003. The Dividend Opportunity Fund was organized on June 21, 2012. The Dividend Yield Fund was organized on May 19, 2014. The Dividend Multi-Asset Income Fund was organized on August 7, 2017. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds are each a series of funds currently authorized by the Board. The investment adviser to the Funds is Crawford Investment Counsel, Inc. (the “Adviser”). The investment objective of the Dividend Growth Fund is to provide total return. The investment objective of the Dividend Opportunity Fund is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Index. The investment objective of the Dividend Yield Fund is to provide attractive long-term total return with above average dividend yield, in comparison with the Russell 1000® Value Index. Total return is comprised of both capital appreciation and income. The investment objective of the Multi-Asset Income Fund is to provide current income.

The Dividend Growth Fund and Dividend Opportunity Fund each currently offer two classes of shares: Class C and Class I. Dividend Growth Fund Class I shares were first offered to the public on January 5, 2004; and Dividend Growth Fund Class C shares were first offered to the public on January 27, 2004. Dividend Opportunity Fund Class I shares were first offered to the public on September 26, 2012; and Dividend Opportunity Fund Class C shares were first offered to the public on April 29, 2015. Dividend Yield Fund Class I shares were first offered to the public on November 14, 2014; and Dividend Yield Fund Class C shares were first offered to the public on April 29, 2015 and ceased operation on April 30, 2017. Shares of the Multi-Asset Income Fund were first offered to the public on September 12, 2017. On matters that affect the Funds as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Funds and is entitled to such dividends and distributions out of income belonging to the Funds as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the Generally Accepted Accounting Principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds have qualified and intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the year ended December 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Funds did not incur any interest or penalties.

Allocations – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated to each class based on the net assets of that class in relation to the relative net assets of the Funds.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized over the remaining life of the respective investments using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Each Fund intends to distribute substantially all of its net investment income, its net realized long term capital gains and its net realized short term capital gains, if any, at least annually. The Dividend Yield Fund and Multi-Asset Income Fund typically distribute net investment income monthly and any realized net capital gains annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. For the year ended December 31, 2017, the Funds made the following reclassifications to increase/(decrease) the components of net assets, which were primarily due to tax treatment of short-term realized gains, investments in REITs and MLPs, and return of capital distributions from underlying investments:

Fund	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Dividend Growth Fund	$–	$1,398	$(1,398)
Dividend Opportunity Fund	–	43,751	(43,751)
Dividend Yield Fund	–	(12,232)	12,232
Multi-Asset Income Fund	(5,341)	5,013	328

Contingent Deferred Sales Charges – With respect to Funds’ Class C Shares, there is no initial sales charge on purchases. However, a contingent deferred sales charge (“CDSC”) of 1.00%, based on the lower of the shares’ cost or current net asset value (“NAV”), will be imposed on such purchases if the shares are redeemed within 12 months of purchase. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the Funds will first redeem shares not subject to any charge.

Offering Costs – The Adviser advanced some of the Multi-Asset Income Fund’s initial offering costs and was subsequently reimbursed by the Multi-Asset Income Fund. Costs of $16,789 incurred in connection with the offering and initial registration of the Multi-Asset Income Fund have been deferred and are being amortized on a straight-line basis over the first twelve months after commencement of operations. As of December 31, 2017, the amount of the offering costs remaining to amortize was $11,448.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including items such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV as reported by the underlying investment company. These securities will be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which market quotations are not available or the price provided by the service is not reliable, as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2017:

	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Dividend Growth Fund
Investment Securities:
Common Stocks*	$38,484,031	$–	$–	$38,484,031
Money Market Securities	147,511	–	–	147,511

Total Investment Securities	$38,631,542	$–	$–	$38,631,542

Dividend Opportunity Fund
Investment Securities:
Common Stocks*	$181,670,721	$–	$–	$181,670,721
Money Market Securities	294,443	–	–	294,443

Total Investment Securities	$181,965,164	$–	$–	$181,965,164

Dividend Yield Fund
Investment Securities:
Common Stocks*	$11,566,081	$–	$–	$11,566,081
Money Market Securities	145,648	–	–	145,648

Total Investment Securities	$11,711,729	$–	$–	$11,711,729

Multi-Asset Income Fund
Investment Securities:
Common Stocks*	$14,109,004	$–	$–	$14,109,004
Preferred Stocks	9,715,343	–	–	9,715,343
Corporate Bonds	–	5,835,689	–	5,835,689
Money Market Securities	1,303,797	–	–	1,303,797

Total Investment Securities	$25,128,144	$5,835,689	$–	$30,963,833

*	Refer to Schedule of Investments for sector classifications.

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any levels as of December 31, 2017 based on input levels assigned at December 31, 2016.

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2017

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to each Fund (each an “Agreement”), manages the Funds’ investments. As compensation for its management services, each Fund is obligated to pay the Adviser a fee based on each Fund’s average daily net assets as follows:

	Dividend Growth Fund	Dividend Opportunity Fund	Dividend Yield Fund	Multi-Asset Income Fund
Management fee rate	0.50%	1.00%	1.00%	1.00%
Management fees earned	$186,702	$1,596,556	$125,435	$53,086
Fees recouped (waived)	$(34,791)	$(287,750)	$(150,346)	$(67,535)

The Adviser contractually has agreed to waive its management fee and reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses (excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, acquired fund fees associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amount payable to a distribution or service plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as indemnification of Trust Officers and Trustees, contractual indemnification of Fund service providers, and litigation expenses and other expenses that the Trustees agree have not been incurred in the ordinary course of the respective Fund’s business) do not exceed 0.98% of the Fund’s average daily net assets with respect to the Dividend Growth Fund, 1.05% of the Fund’s average daily net assets with respect to the Dividend Opportunity Fund, 1.00% with respect to the Dividend Yield Fund and 1.00% with respect to the Multi-Asset Income Fund. The contractual arrangement for the Dividend Growth Fund, Dividend Opportunity Fund and Dividend Yield Fund is in place through April 30, 2018. The contractual arrangement for the Multi-Asset Income Fund is in place through April 30, 2021. At December 31, 2017, the Adviser owed $3,513 of fee waivers and expense reimbursements to the Dividend Yield Fund.

Each waiver or reimbursement by the Adviser is subject to repayment by the respective Fund within the three years following the date in which that particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. As of December 31, 2017, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount of $110,236, $869,122, $498,873, and $67,535 from the Dividend Growth Fund, Dividend Opportunity Fund, Dividend Yield Fund and Multi-Asset Income Fund, respectively, no later than December 31, 2020.

The Trust retains Ultimus Asset Services, LLC (“Administrator”), to provide the Funds with administration, fund accounting and transfer agent services, including all regulatory reporting. Expenses incurred by the Funds for these expenses are allocated to the individual Funds based on each Fund’s relative net assets (subject to monthly minimum fees). Ultimus has contractually agreed to waive 50% of all servicing fees related to the Dividend Yield Fund for the period August 1, 2016 through July 31, 2017. Ultimus has contractually agreed to waive 50% of all servicing fees related to the Multi-Asset Income Fund for the period September 12, 2017 through

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2017

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

September 11, 2018. For the year ended December 31, 2017, fees for administration, transfer agent, and fund accounting services, and the amounts due to the Administrator at December 31, 2017 were as follows:

	Dividend Growth Fund	Dividend Opportunity Fund	Dividend Yield Fund	Multi-Asset Income Fund
Administration	$39,348	$120,180	$32,488	$9,334
Transfer agent	30,880	24,280	18,012	4,541
Fund accounting	27,499	69,018	22,522	6,097
Ultimus waived fees	–	–	22,961	9,841
Payable to Administrator	8,421	19,811	5,347	3,000

Certain officers of the Trust are employees of Ultimus Fund Solutions, LLC or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Funds’ shares. Both the Administrator and the Distributor operate as wholly owned subsidiaries of Ultimus Fund Solutions, LLC. An officer of the Trust is an officer of the Distributor and such person may be deemed to be affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an employee of the Administrator or the Distributor, are not paid by the Trust for services to the Funds.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act of the Trust. Each Trustee of the Trust receives annual compensation of $1,850 per Fund from the Trust. The Independent Chairman of the Board and the Chairman of the Audit Committee received annual compensation of $2,300 per Fund from the Trust. Trustees also receive $1,000 for attending each special in person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

The Trust, with respect to the Dividend Growth Fund and Dividend Opportunity Fund, has adopted a Class C Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, a Fund pays a fee to the Distributor, the Adviser or other financial institutions of 1.00% of the Class C’s average daily net assets (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing the Class C shareholders) attributable to that Fund in connection with the promotion and distribution of the Fund’s Class C shares or the provision of personal services to Class C shareholders. These services include, but are not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. Pursuant to the Plan, the Board reviews, at least quarterly, a written report of the distribution expenses incurred on behalf of the Funds under the Plan. For the fiscal year ended December 31, 2017, the Class C shares incurred 12b-1 Expenses as follows:

	Dividend Growth Fund	Dividend Opportunity Fund	Dividend Yield Fund
12b-1 Expenses	$53,482	$1,640	$3
Payable to Distributor	13,359	523	–

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2017

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended December 31, 2017, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

	Dividend Growth Fund	Dividend Opportunity Fund	Dividend Yield Fund	Multi-Asset Income Fund
Purchases	$7,653,135	$80,699,403	$5,365,847	$30,795,283
Sales	8,026,214	56,178,821	6,004,995	836,281

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended December 31, 2017.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment Company Act of 1940. At December 31, 2017, Charles Schwab & Co. (“Charles Schwab”), for the benefit of its customers, owned 30.06%, 65.82% and 53.64% of the Dividend Growth Fund, Dividend Opportunity Fund and Dividend Yield Fund, respectively. As a result, Charles Schwab may be deemed to control the Dividend Growth Fund, Dividend Opportunity Fund and Dividend Yield Fund. At December 31, 2017, SEI Private Trust Company, for the benefit of its customers, owned 65.07% of the Multi-Asset Income Fund. As a result, SEI Private Trust Company may be deemed to control the Multi-Asset Income Fund.

NOTE 7. FEDERAL TAX INFORMATION

At December 31, 2017, the net unrealized appreciation of investments for tax purposes was as follows:

	Gross Appreciation	Gross (Depreciation)	Net Unrealized Appreciation (Depreciation) on Investments	Tax Cost
Dividend Growth Fund	$14,526,656	$(354,179)	$14,172,477	$24,459,065
Dividend Opportunity Fund	39,590,788	(1,927,141)	37,663,647	144,301,517
Dividend Yield Fund	1,227,851	(232,730)	995,121	10,716,608
Multi-Asset Income Fund	310,017	(527,627)	(217,610)	31,181,533

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

	Distributions Paid From
Fund	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
Dividend Growth Fund – Class I	$643,466	$1,677,727	$–	$2,321,193
Dividend Growth Fund – Class C	51,471	265,560	–	317,031
Dividend Opportunity Fund – Class I	4,568,134	5,241,764	–	9,809,898
Dividend Opportunity Fund – Class C	3,146	5,513		8,659
Dividend Yield Fund – Class I	349,203	–	–	349,203
Dividend Yield Fund – Class C	6	–	–	6
Multi-Asset Income Fund	243,896	104	5,604	249,604

CRAWFORD FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2017

NOTE 7. FEDERAL TAX INFORMATION – continued

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

	Distributions Paid From
Fund	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Dividend Growth Fund – Class I	$468,805	$3,522,632	$3,991,437
Dividend Growth Fund – Class C	29,826	613,492	643,318
Dividend Opportunity Fund – Class I	1,873,738	136,745	2,010,483
Dividend Opportunity Fund – Class C	632	89	721
Dividend Yield Fund – Class I	250,797	–	250,797
Dividend Yield Fund – Class C	22	–	22

At December 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Accumulated undistributed ordinary income	Accumulated undistributed long-term capital gains	Accumulated capital and other losses	Unrealized appreciation (depreciation)	Total
Dividend Growth Fund	$–	$375,458	$–	$14,172,477	$14,547,935
Dividend Opportunity Fund	624,262	805,678	–	37,663,647	39,093,587
Dividend Yield Fund	8,667	–	(15,647)	995,121	988,141
Multi-Asset Income Fund	–	–	(13,738)	(217,610)	(231,348)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales, differences related to partnership investments and the return of capital adjustments from underlying investments.

As of December 31, 2017, the Dividend Yield Fund has available for tax purposes an unused capital loss carryforward of $15,647 long-term capital losses with no expiration, which is available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. For the tax year ended December 31, 2017, the Dividend Yield Fund utilized $69,881 of capital loss carryforward.

Capital losses and specified gains realized after October 31 of a fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the tax year ended December 31, 2017, the Multi-Asset Income Fund deferred post-October capital losses in the amount of $13,738.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Funds indemnify their officers and trustees for certain liabilities that may arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds entered into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions from December 31, 2017, through the date these financial statements were issued, that would merit recognition or disclosure in the financial statements. There were no subsequent events to report that would have a material impact in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Crawford Dividend Growth Fund, Crawford Dividend Opportunity Fund, Crawford Dividend Yield Fund, and Crawford Multi-Asset Income Fund and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Crawford Dividend Growth Fund, Crawford Dividend Opportunity Fund, Crawford Dividend Yield Fund, and Crawford Multi-Asset Income Fund (the “Funds”), each a series of Unified Series Trust, as of December 31, 2017, and the related statements of operations, changes in net assets, and the financial highlights for the year or period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Crawford Dividend Growth Fund, Crawford Dividend Opportunity Fund, Crawford Dividend Yield Fund, and Crawford Multi-Asset Income Fund as of December 31, 2017, the results of their operations, changes in their net assets, and financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended December 31, 2016 and prior, were audited by other auditors whose report dated February 27, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 27, 2018

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, consisting of management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from July 1, 2017 to December 31, 2017.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

SUMMARY OF FUND EXPENSES – (Unaudited) (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period (1)	Annualized Expense Ratio
Crawford Dividend Growth Fund – Class I
Actual	$1,000.00	$1,088.40	$5.16	0.98%
Hypothetical (2)	$1,000.00	$1,020.27	$4.99	0.98%
Crawford Dividend Growth Fund – Class C
Actual	$1,000.00	$1,082.60	$10.39	1.98%
Hypothetical (2)	$1,000.00	$1,015.22	$10.06	1.98%
Crawford Dividend Opportunity Fund – Class I
Actual	$1,000.00	$1,098.10	$5.55	1.05%
Hypothetical (2)	$1,000.00	$1,019.91	$5.35	1.05%
Crawford Dividend Opportunity Fund – Class C
Actual	$1,000.00	$1,092.50	$10.81	2.05%
Hypothetical (2)	$1,000.00	$1,014.87	$10.41	2.05%
Crawford Dividend Yield Fund – Class I
Actual	$1,000.00	$1,042.60	$5.15	1.00%
Hypothetical (2)	$1,000.00	$1,020.16	$5.10	1.00%
Crawford Multi-Asset Income Fund (3)
Actual	$1,000.00	$1,001.40	$3.02	1.00%
Hypothetical (2)	$1,000.00	$1,020.16	$5.09	1.00%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Adviser for the period beginning July 1, 2017 to December 31, 2017. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2)	Assumes a 5% annual return before expenses.

(3)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 110/365 (to reflect the period since commencement on September 12, 2017). Hypothetical expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OTHER FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2018 shows the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

For the year ended December 31, 2017, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Dividend Growth Fund	100.00%
Dividend Opportunity Fund	57.21%
Dividend Yield Fund	100.00%
Multi-Asset Income Fund	26.49%

For the taxable year ended December 31, 2017, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Dividend Growth Fund	100.00%
Dividend Opportunity Fund	59.14%
Dividend Yield Fund	100.00%
Multi-Asset Income Fund	30.63%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Fund	Long Term Capital Gains Paid Amount
Dividend Growth Fund	$1,943,287
Dividend Opportunity Fund	5,247,278
Dividend Yield Fund	—
Multi-Asset Income Fund	104

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator, and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product. Chief Officer Corporate Development and Executive Vice President of NRS (2003-present), GTC (2008-present), Savings Banks Employees Retirement Association (2003-present), and Advisors Charitable Gift Fund (2008-present). Director, Lift Up Africa (2008-present), Chair, Investment Committee of Massachusetts Council of Churches (2011-present), minister member, Presbytery of Boston, Presbyterian Church (USA) (1975-present).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present	Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015;Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008.

Previous: Chairman of Investment Committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Independent Trustee, August 2017 to present Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, the Trust’s custodian (2001-2017)

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.

Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank of the Southeast, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011; Director of Lexington Chamber of Commerce since January 2017.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

TRUSTEES AND OFFICERS (Unaudited)

The following table provides information regarding the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Attorney, Cincinnati, OH (May 2009 to March 2016).

Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Chief Compliance Officer, Ultimus Fund Solutions, LLC since June 2011.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

The Crawford Dividend Growth Fund (“Growth Fund”), the Crawford Dividend Opportunity Fund (“Opportunity Fund”), and the Crawford Dividend Yield Fund (“Yield Fund”) (together, the “Funds” and each, a “Fund”) are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Funds and, as required by law, has considered the approval of continuance of the Funds’ management agreements with their investment adviser, Crawford Investment Counsel, Inc. (“Crawford”).

The Board, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Committee convened on August 1, 2017 via teleconference to review and discuss materials compiled by Ultimus Asset Services, LLC, the Trust’s administrator, with regard to the management agreements between the Trust and the Funds. At the Trustees’ quarterly meeting held in August 2017, the Committee and the Board interviewed certain executives of Crawford, including Crawford’s Chief Compliance Officer, and its Managing Director of Equity Investments. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Crawford (the “Independent Trustees”), approved the continuance of the management agreements between the Trust and Crawford for an additional year. The Trustees’ approval of the continuance of the Funds’ management agreements was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i) The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Crawford provides to the Funds, which included, but were not limited to, providing a continuous investment program for the Funds, adhering to the Funds’ investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Funds. The Trustees considered the qualifications and experience of Crawford’s portfolio manager who is responsible for the day-to-day management of the Funds’ portfolios, as well as the qualifications and experience of the other individuals at Crawford who provide services to the Funds. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Crawford to the Funds.

(ii) Fund Performance. The Trustees next reviewed and discussed the Funds’ performance for periods ended June 30, 2017. The Trustees observed that the Growth Fund Institutional Class had underperformed its benchmark, the S&P 500 Index, and the average return of its Morningstar Large Blend category for the one-, three-, five-, and ten-year periods, trailing by the least amount over the ten-year period. The Trustees considered Crawford’s explanation that the Growth Fund, with its focus on high quality, dividend paying stocks, is going to underperform during periods when there is a robust market, as has been the case over most of the last ten years. The Trustees also considered information about the Growth Fund’s performance against a composite of other accounts managed by Crawford using a substantially similar strategy for the one-, three-, five- and ten-year periods, noting that the Fund had performed closely within the range of the composite. The Trustees observed that the Opportunity Fund Institutional Class had outperformed its benchmark, the Russell 2000 Index, for the three-year period, but underperformed for the year-to-date and 1-year periods. The Trustees noted that the Opportunity Fund Institutional Class outperformed its Morningstar Small Blend category for the year-to-date, one- and three-year periods. The Trustees observed that the Opportunity Fund had performed closely within the range of a composite of other accounts managed by Crawford using a substantially similar strategy for the one- and three-year periods. The Trustees observed that the Yield Fund underperformed its benchmark, the Russell 1000 Value Index, as well as its Morningstar Large Value category for the year-to-date and one-year periods. The Trustees considered Crawford’s explanation that the Yield Fund, with its focus on high quality, dividend paying

MANAGEMENT AGREEMENT RENEWAL (Unaudited) (continued)

stocks, is going to underperform during periods when there is a robust market. The Trustees observed that the Yield Fund had performed closely within the range of a composite of other accounts managed by Crawford using a substantially similar strategy for the one-year period.

(iii) Fee Rate and Profitability. With respect to each Fund, the Trustees reviewed a fee and expense comparison for similarly-sized funds. The Trustees observed that the gross management fee for the Growth Fund was lower than the average and median of similarly-sized funds in the Morningstar Large Blend category. The Trustees observed that the gross management fee for both the Opportunity Fund and the Yield Fund exceeded the average and median for similarly-sized funds in their respective Morningstar Small Blend and Morningstar Large Value categories but that net expenses were within the range of the average and median for both Funds.

The Trustees also considered a profitability analysis prepared by Crawford for its management of the Funds, which indicated that, before the deduction of marketing expenses, Crawford is not earning a profit as a result of managing any of the Funds.

The Trustees also recalled their review of the Growth and Opportunity Funds’ 12b-1 plans in advance of this meeting and considered other potential benefits that Crawford may receive in connection with its management of the Funds, including third-party research obtained by soft dollars, which may be used to benefit the Funds along with Crawford’s other advisory clients. After considering the above information, the Trustees concluded that the current advisory fee for each of the Funds represents reasonable compensation in light of the nature and quality of Crawford’s services to the Funds, the fees paid by competitive mutual funds, and the profitability of Crawford’s services to the Fund.

(iv) Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Crawford will realize economies of scale as the Funds grows larger. The Trustees determined that, with respect to each Fund, in light of the size of the Fund and Crawford’s level of profitability in managing the Fund, it does not appear that Crawford is currently realizing benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

MANAGEMENT AGREEMENT APPROVAL (Unaudited)

The Crawford Multi-Asset Income Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, considered the approval of the Fund’s management agreement with its investment adviser, Crawford Investment Counsel, Inc. (“Crawford”).

The Board, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the management agreement.

The Committee convened on August 1, 2017 via teleconference to consider the approval of the management agreement between the Trust and Crawford. At the Committee meeting, the Committee reviewed and discussed materials compiled by Ultimus Asset Services, LLC, the Trust’s administrator for the Fund. At the Trustees’ quarterly meeting held in August 2017, the Committee and the Board interviewed certain executives of Crawford, including Crawford’s Chief Compliance Officer, and its Managing Director of Equity Investments. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Crawford (the “Independent Trustees”), approved the management agreement between the Trust and Crawford for an initial period of two years. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i) The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Crawford proposed to provide to the Fund, which included, but were not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Crawford’s portfolio managers who would be responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Crawford who would provide services to the Fund. The Trustees noted that the portfolio managers have experience managing composite accounts with similar investment strategies to those of the proposed Fund. The Trustees further considered the services that Crawford provides to other series of the Trust, and the Trustees’ and Trust Management’s experience with the personnel that provide those services. The Trustees concluded that Crawford has adequate resources to provide satisfactory investment management services to the Fund.

(ii) Fund Performance. The Trustees next reviewed and discussed the performance of Crawford’s composite account that has a comparable strategy to that of the proposed Fund. The Trustees observed that the composite outperformed the NASDAQ U.S. Multi-Asset Diversified Income Index for the one- and three-year periods, and outperformed the Morningstar Allocation 30%-50% Equity category for the one- and three-year periods. It was the consensus of the Trustees that it was reasonable to conclude that Crawford has the ability to manage the Fund successfully from a performance standpoint.

(iii) Fee Rate and Profitability. The Trustees noted that the proposed gross management fee and net expenses for the Fund were higher than the average and median, for funds anticipated to be of comparable size in the Morningstar Allocation 30%-50% Equity category. The Trustees also considered information provided by Crawford regarding the management fee it charges for managing separate accounts using the same strategy it uses to manage the Fund. The Trustees noted that the management fee for separate accounts is equal to the Fund’s gross management fee at lower asset levels. The Trustees noted that Crawford did not anticipate that it would earn a profit as a result of managing the Fund for the first two years of operation.

MANAGEMENT AGREEMENT APPROVAL (Unaudited) (continued)

The Trustees considered other potential benefits that Crawford may receive in connection with its management of the Fund including third-party research obtained by soft dollars, which may be used to benefit the Fund along with Crawford’s other advisory clients. After considering the above information, the Trustees concluded that the proposed advisory fee for the Fund represents reasonable compensation in light of the nature and quality of Crawford’s proposed services to the Fund, the fees paid by comparable mutual funds, and the anticipated profitability of Crawford’s services to the Fund.

(iv) Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Crawford will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the anticipated size of the Fund during the first two years of operation and Crawford’s level of profitability in managing the Fund, it does not appear that Crawford will realize benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 431-1716 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (800) 431-1716 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial

    Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW

Suite 1650

Atlanta, GA 30339

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Miles Capital Alternatives

Advantage Fund

Annual Report

December 31, 2017

Fund Investment Adviser:

Miles Capital, Inc.

1415 28th Street, Suite 200

West Des Moines, Iowa 50266

Management Discussion of Fund Performance (Unaudited)

The Miles Capital Alternatives Advantage Fund (the “Fund”) Class I Shares returned +5.18% and Class N Shares returned + 4.88% for the year ended December 31, 2017. The Fund’s benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index returned +0.86% over the same period.

The post-election optimism surrounding the Trump administration’s pro-growth agenda carried over into 2017. With the expectation for tax reform, equities of the most tax sensitive companies performed well in the 1st quarter, only to lag the broader market during the next two quarters as it became clear that pushing tax reform through the legislative process would not be easy. This “tax trade” regained steam with the renewed focus on a tax deal in the 4th quarter. The Federal Reserve raised short term interest rates three times and began to unwind its $4.5 trillion balance sheet built up from quantitative easing. Despite these actions, monetary policy remained accommodative. Longer-term rates were actually lower for much of the year, ultimately ending the year little changed while credit spreads tightened to levels last seen before the financial crisis, leading to lower overall costs for corporations. The recovery in corporate earnings also continued with two of the first three quarters showing year-over-year growth exceeding ten percent and expectations for the 4th quarter to show the same. All of these factors provided a strong tailwind for the equity markets. The S&P 500® Index gained more than 20 percent, and for the first time ever, had a positive return in every month of the year.

The Fund’s largest allocation is to long/short equity, which was the top contributing strategy. As a group, these managers performed as expected, capturing a portion of the strong market movement due to their net exposure and adding additional value through active security selection. Sector tilts also contributed to performance. Information technology was, and remains, the largest sector exposure, enabling the Fund to benefit from the sector’s +37% return. The smallest sector exposure was to energy, which was one of only two sectors that had negative performance during the year. We removed one equity market neutral manager and added an emerging markets long/short manager in the middle of the year to slightly increase the net equity exposure of the Fund and to take advantage of better global equity prospects. Event driven strategies, which are largely focused on merger arbitrage, also had solid performance, but were hit with another shock this year. Last year it was the U.S. Treasury Department issuing new rules to prevent tax inversion deals. This year it was the Department of Justice filing a lawsuit to block the AT&T/Time Warner transaction. This was a surprise, as vertical combinations such as this one generally run into less resistance. According to the DOJ’s own review guidelines, vertical mergers pose much less risk to consumers than do horizontal mergers

1

Management Discussion of Fund Performance (Unaudited) (continued)

(mergers of competitors). The suit cast a shadow over the entire industry, resulting in negative returns for the 4th quarter. Finally, our systematic macro (managed futures) managers made a strong contribution to the Fund despite a challenging environment during the first half of the year. Our managed futures managers depend upon price trends developing in various asset classes. Through the first half of the year, the only persistent trend was in equities. The favorable outcome of the French elections and the global synchronization of growth led to additional trends developing in currencies, commodities and interest rates. This enabled our managed futures managers to produce the top return within the Fund during the second half of the year.

There were no detracting strategies, although our long/short credit strategies lagged. The tightening in credit spreads provided for positive returns, but were somewhat offset by exposure to distressed municipal securities.

We remain optimistic about the outlook for alternative strategies as we head into 2018. Global synchronized growth, strong corporate earnings and accommodative monetary policy should continue to provide a tailwind for equities. The passage of tax reform will also be a strong driver, as not only will company net earnings rise, but the additional cash companies keep can be used for, among other things, share buybacks. The relative cheapness of non-U.S. stocks should also enable them to produce solid returns. In addition, the current environment is one of the best for active management that we have seen for some time. Equity correlations trended lower throughout 2017 and now sit at multi-year low levels, providing plenty of opportunity to add value through security selection. Despite the shock to merger arbitrage from the DOJ lawsuit, we remain positive about that strategy as corporations still have significant cash balances available for deals, and those balances will only rise with strong earnings and tax reform. Deal volume continues to be strong and deal spreads are attractive. Ultimately, we expect the AT&T/Time Warner transaction to be approved, removing that uncertainty from the strategy. We are also constructive on managed futures, given the trends that have developed. The current environment should lead to the sustainability of several trends.

2

Investment Results (Unaudited)

Average Annual Total Returns(a) (for the periods ended December 31, 2017)

	One Year	Since Inception (3/14/16)
Miles Capital Alternatives Advantage Fund
Class N	4.88%	2.40%
Class I	5.18%	2.67%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index(b)	0.86%	0.63%

	Expense Ratios(c)
	Class N	Class I
Gross	4.60%	4.08%
With Applicable Waivers(d)	3.22%	2.97%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Miles Capital Alternatives Advantage Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-844-838-2120.

(a) Average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share.

(b) The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (“Index”) is an unmanaged market index of U.S. Treasury securities maturing in 90 days. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c) The expense ratios are from the Fund’s prospectus dated April 30, 2017. Updated information pertaining to the Fund’s expense ratios as of December 31, 2017 can be found on the financial highlights.

(d) Miles Capital, Inc. (the “Adviser”) contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for each class (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.75% of average daily net assets through April 30, 2018.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling 1-844-838-2120. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

3

Investment Results (Unaudited) (continued)

The chart above assumes an initial investment of $50,000 made on March 14, 2016 (commencement of operations) for the Fund and held through December 31, 2017. The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-844-838-2120. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

4

Fund Holdings (Unaudited)

(a)	As a percentage of net assets.

The investment objective of the Fund is to provide long-term total return with less volatility than U.S. equity markets.

Availability of Portfolio Schedule (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

5

Miles Capital Alternatives Advantage Fund

Schedule of Investments

December 31, 2017

	Shares	Fair Value
Mutual Funds – 99.87%
361 Global Long/Short Equity Fund, Class I	103,230	$1,202,631
Alger Dynamic Opportunities Fund, Class Z	113,266	1,526,823
ASG Managed Futures Strategy Fund, Class Y	49,841	521,251
BlackRock Event Driven Equity Fund, Class I	111,068	1,002,945
Boston Partners Emerging Markets Long/Short Fund, Institutional Class	73,369	860,613
Boston Partners Global Long/Short Fund, Institutional Class	135,080	1,596,643
Calamos Market Neutral Income Fund, Class I	112,248	1,467,080
Caldwell & Orkin Market Opportunity Fund	31,552	649,961
Cedar Ridge Unconstrained Credit Fund, Institutional Class	81,982	863,269
Credit Suisse Managed Futures Strategy Fund, Class I	63,948	685,528
Equinox Chesapeake Strategy Fund, Class I	45,477	581,626
Glenmede Long/Short Portfolio*	109,341	1,427,994
Goldman Sachs Long Short Credit Strategies Fund, Institutional Class	116,872	1,083,403
Hancock Horizon Quantitative Long/Short Fund, Institutional Class	70,945	1,369,954
Kellner Merger Fund, Institutional Class	75,251	808,192
Vanguard Market Neutral Fund, Investor Shares	43,155	503,188
Western Asset Macro Opportunities Fund, Class I	140,500	1,608,262
William Blair Macro Allocation Fund, Class I	78,566	933,370

Total Mutual Funds (Cost $17,998,055)		18,692,733

Money Market Securities – 0.34%
Federated Government Obligations Fund, Institutional Class, 1.15% (a)	63,998	63,998

Total Money Market Securities (Cost $63,998)		63,998

Total Investments – 100.21% (Cost $18,062,053)		18,756,731

Liabilities in Excess of Other Assets – (0.21)%		(39,026)

NET ASSETS – 100.00%		$18,717,705

*	Non-income producing security.
(a)	Rate disclosed is the seven day effective yield as of December 31, 2017.

See accompanying notes which are an integral part of these financial statements.

6

Miles Capital Alternatives Advantage Fund

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments in securities at fair value (cost $18,062,053)	$18,756,731
Dividends receivable	314
Prepaid expenses	1,769
Total Assets	18,758,814
Liabilities
Payable to Adviser	13,191
Accrued 12b-1 fees – Class N	8
Payable to Administrator	5,958
Other accrued expenses	21,952
Total Liabilities	41,109
Net Assets	$18,717,705
Net Assets consist of:
Paid-in capital	$17,870,404
Accumulated undistributed net investment income	14,424
Accumulated undistributed net realized gain from investments	138,199
Net unrealized appreciation on investments	694,678
Net Assets	$18,717,705
Net Assets: Class N	$13,032
Shares outstanding (unlimited number of shares authorized, no par value)	1,249
Net asset value (“NAV”) and offering price per share	$10.43
Net Assets: Class I	$18,704,673
Shares outstanding (unlimited number of shares authorized, no par value)	1,784,390
Net asset value (“NAV”) and offering price per share	$10.48

7

See accompanying notes which are an integral part of these financial statements.

Miles Capital Alternatives Advantage Fund

Statement of Operations

For the year ended December 31, 2017

Investment Income
Dividend income	$331,220
Total investment income	331,220
Expenses
Investment Adviser	180,984
Administration	26,507
Fund accounting	24,750
Transfer agent	20,000
Legal	18,549
Audit & Tax	18,200
Trustee	12,159
Report printing	10,293
Chief Compliance Officer	8,144
Offering	5,423
Custodian	4,800
Registration	4,546
Pricing	490
12b-1 – Class N	33
Other	22,856
Total expenses	357,734
Fees contractually waived by Adviser	(40,938)
Net operating expenses	316,796
Net investment income	14,424
Net Realized and Unrealized Gain (Loss) on Investments
Long term capital gain dividends from investment companies	177,539
Net realized loss on investment securities transactions	(39,339)
Net change in unrealized appreciation (depreciation) of investment securities	761,768
Net realized and change in unrealized gain on investments	899,968
Net increase in net assets resulting from operations	$914,392

8

See accompanying notes which are an integral part of these financial statements.

Miles Capital Alternatives Advantage Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Period Ended December 31, 2016(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$14,424	$(56,428)
Long-term capital gain dividends from investment companies	177,539	40,545
Net realized loss on investment securities transactions	(39,339)	17,657
Net change in unrealized appreciation (depreciation) of investment securities	761,768	(67,090)
Net increase (decrease) in net assets resulting from operations	914,392	(65,316)
Distributions
From net realized gains – Class N	(8)	–
From net realized gains – Class I	(10,784)	–
Total distributions	(10,792)	–
Capital Transactions – Class N:
Proceeds from shares sold	–	12,510
Reinvestment of distributions	8	–
Amount paid for shares redeemed	(15)	(15)
Total Class N	(7)	12,495
Capital Transactions – Class I:
Proceeds from shares sold	539,576	17,319,993
Reinvestment of distributions	7,606	–
Amount paid for shares redeemed	(227)	(15)
Total Class I	546,955	17,319,978
Net increase in net assets resulting from capital transactions	546,948	17,332,473
Total Increase in Net Assets	1,450,548	17,267,157
Net Assets
Beginning of period	17,267,157	–
End of period	$18,717,705	$17,267,157
Accumulated undistributed net investment income	$14,424	$–
Share Transactions – Class N:
Shares sold	–	1,252
Shares issued in reinvestment of distributions	1	–
Shares redeemed	(2)	(2)
Total Class N	(1)	1,250
Share Transactions – Class I:
Shares sold	53,156	1,730,533
Shares issued in reinvestment of distributions	724	–
Shares redeemed	(21)	(2)
Total Class I	53,859	1,730,531
Net increase in shares	53,858	1,731,781
(a)	For the period March 14, 2016 (commencement of operations) through December 31, 2016.

9

See accompanying notes which are an integral part of these financial statements.

Miles Capital Alternatives Advantage Fund – Class N

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended December 31, 2017	For the Period Ended December 31, 2016(a)
Selected Per Share Data
Net asset value, beginning of period	$9.95	$10.00

Investment operations:

Net investment loss	(0.01)	(0.08)

Net realized and unrealized gain	0.50	0.03	(b)

Total from investment operations	0.49	(0.05)

Less distributions to shareholders:

From net realized gains	(0.01)	–

Total distributions	(0.01)	–

Net asset value, end of period	$10.43	$9.95

Total Return(c)	4.88%	(0.50	)%(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$13	$12

Ratio of net expenses to average net assets(f)	2.00%	2.00	%(e)

Ratio of gross expenses to average net assets before waiver and reimbursement(f)	2.23%	3.38	%(e)

Ratio of net investment loss to average net assets(g)	(0.18)%	(1.04	)%(e)

Portfolio turnover rate	8%	11	%(d)

(a)	For the period March 14, 2016 (commencement of operations) to December 31, 2016.
(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)	Total return represents the rate that a shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.
(f)	Does not include expenses of the investment companies in which the Fund invests.
(g)	Does not include net investment income of the investment companies in which the Fund invests.

10

See accompanying notes which are an integral part of the financial statements.

Miles Capital Alternatives Advantage Fund – Class I

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended December 31, 2017	For the Period Ended December 31, 2016(a)
Selected Per Share Data
Net asset value, beginning of period	$9.97	$10.00

Investment operations:

Net investment income (loss)	0.01	(0.03)

Net realized and unrealized gain	0.51	–	(b)(c)

Total from investment operations	0.52	(0.03)

Less distributions to shareholders:

From net realized gains	(0.01)	—

Total distributions	(0.01)	—

Net asset value, end of period	$10.48	$9.97

Total Return(c)	5.18%	(0.30	)%(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$18,705	$17,255

Ratio of net expenses to average net assets(g)	1.75%	1.75	%(f)

Ratio of gross expenses to average net assets before waiver and reimbursement(g)	1.98%	2.86	%(f)

Ratio of net investment income (loss) to average net assets(h)	0.08%	(0.60	)%(f)

Portfolio turnover rate	8%	11	%(e)

(a)	For the period March 14, 2016 (commencement of operations) to December 31, 2016.
(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)	Amount is less than $0.005.
(d)	Total return represents the rate that a shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	Annualized.
(g)	Does not include expenses of the investment companies in which the Fund invests.
(h)	Does not include net investment income of the investment companies in which the Fund invests.

11

See accompanying notes which are an integral part of the financial statements.

Miles Capital Alternatives Advantage Fund

Notes to the Financial Statements

December 31, 2017

NOTE 1 – ORGANIZATION

The Miles Capital Alternatives Advantage Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on March 14, 2016. The Fund’s investment adviser is Miles Capital, Inc. (the “Adviser”). The Fund seeks to provide long-term total return with less volatility than U.S. equity markets.

The Fund currently offers Class I and Class N shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund with each other share of that class and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

The Fund is a “fund of funds” which means that the Fund primarily invests in other mutual funds. The performance and risks of the Fund directly correspond to the performance and risks of the underlying funds in which the Fund invests. Under normal circumstances, the Fund invests primarily in mutual funds and exchange-traded funds (“ETFs”) that use alternative or hedging strategies (referred to as “underlying funds”). The alternative strategies used by the underlying funds may include long/short equity or credit, market neutral and arbitrage, global macro, commodities or commodity-linked instruments, currencies, leverage, and illiquid private placements or distressed assets. The hedging strategies used by underlying funds may include the use of short positions, options, futures, and other derivative and similar instruments.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

12

Miles Capital Alternatives Advantage Fund

Notes to the Financial Statements (continued)

December 31, 2017

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the year ended December 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable. Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the entire Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

NOTE 3 – SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

13

Miles Capital Alternatives Advantage Fund

Notes to the Financial Statements (continued)

December 31, 2017

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) as reported by the underlying mutual funds. These securities are categorized as Level 1 securities. In the event that the ending NAV for a mutual fund is unavailable at the end of day pricing time, the Adviser may, in accordance with the Trust’s valuation policies, consider all appropriate factors in determining the fair value of the mutual fund. In such cases, the security will generally be categorized as a Level 2 security.

14

Miles Capital Alternatives Advantage Fund

Notes to the Financial Statements (continued)

December 31, 2017

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable, as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount that the Fund might reasonably expect to receive for them upon their current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used in valuing the Fund’s investments as of December 31, 2017:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$15,981,594	$2,711,139	$–	$18,692,733
Money Market Securities	63,998	–	–	63,998
Total	$16,045,592	$2,711,139	$–	$18,756,731

The Fund did not hold any investments during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. Transfers from Level 2 to Level 1 represent securities which were valued using observable inputs of similar assets at the beginning of the period but not at December 31, 2017. The opposite holds true for transfers from Level 1 to Level 2. The following is a summary of the transfer between Level 1 and Level 2 of the fair value hierarchy as of December 31, 2017 based on input levels assigned at December 31, 2016:

	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1
Mutual Funds	$1,102,877	$1,596,643

NOTE 4 – FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. For the fiscal year ended

15

Miles Capital Alternatives Advantage Fund

Notes to the Financial Statements (continued)

December 31, 2017

December 31, 2017, the Adviser earned a fee of $180,984 from the Fund before the waiver and reimbursement described below.

The Adviser has contractually agreed to waive its management fee and reimburse certain Fund expenses, but only to the extent necessary so that the Fund’s total annual operating expenses for each class (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; extraordinary litigation expenses; and any indirect expenses, such as acquired fund fees and expenses) do not exceed 1.75% of average daily net assets through April 30, 2018. For the fiscal year ended December 31, 2017, the Adviser waived fees in the amount of $40,938 for the Fund. At December 31, 2017, the Adviser was owed $13,191 from the Fund.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within three years following the date in which that particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. As of December 31, 2017, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount of $144,519, pursuant to the aforementioned conditions, from the Fund no later than December 31, 2020.

The Trust retains Ultimus Asset Services, LLC (the “Administrator”) to provide the Fund with administration, accounting and transfer agent services, including all regulatory reporting. For the fiscal year ended December 31, 2017, the Administrator earned fees of $26,507 for administration services, $20,000 for transfer agent services, and $24,750 for fund accounting services. At December 31, 2017, the Fund owed the Administrator $5,958 for such services.

Certain officers of the Trust are employees of Ultimus Fund Solutions, LLC or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. Both the Administrator and the Distributor operate as wholly owned subsidiaries of Ultimus Fund Solutions, LLC. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act of the Trust. Each Trustee of the Trust receives annual compensation of $1,850 per Fund from the Trust. The Independent Chairman of the Board and the Chairman of the Audit Committee received annual compensation of $2,300 per Fund from the Trust. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

The Trust, with respect to the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund will pay the Distributor,

16

Miles Capital Alternatives Advantage Fund

Notes to the Financial Statements (continued)

December 31, 2017

the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of the Class N shares in connection with the promotion and distribution of the Fund’s Class N shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred by the Recipient. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the fiscal year ended December 31, 2017, Class N shares’ 12b-1 Expenses incurred by the Fund were $33. The Fund owed $8 for Class N 12b-1 Expenses as of December 31, 2017.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended December 31, 2017, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases	$2,662,217
Sales	$1,488,417

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended December 31, 2017.

NOTE 6 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2017, Farmers Mutual Hail Insurance Co. (“Farmers”) owned 43% of the Fund. As a result, Farmers may be deemed to control the Fund.

NOTE 7 – FEDERAL TAX INFORMATION

At December 31, 2017, the appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$879,158
Gross unrealized depreciation	(184,582)
Net unrealized appreciation on investments	$694,576
Tax Cost	$18,062,155

At December 31, 2017, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of gains on wash sales.

17

Miles Capital Alternatives Advantage Fund

Notes to the Financial Statements (continued)

December 31, 2017

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from:
Long-term capital gain	$10,792
$10,792

At December 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$17,586
Undistributed long term capital gains	135,139
Unrealized appreciation	694,576
847,301

As of December 31, 2017, the Fund did not have any unused capital loss carryforward available for federal tax purposes.

NOTE 8 – COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9 – SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since December 31, 2017, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

18

Report of Independent Registered Public Accounting Firm

To the Shareholders of Miles Capital Alternatives Advantage Fund and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Miles Capital Alternatives Advantage Fund (the “Fund”), a series of Unified Series Trust, as of December 31, 2017, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Miles Capital Alternatives Advantage Fund as of December 31, 2017, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also include evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 27, 2018

19

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period(1)	Annualized Expense Ratio
Miles Capital Alternatives Advantage Fund – Class N
Actual	$1,000.00	$1,026.20	$10.21	2.00%
Hypothetical(2)	$1,000.00	$1,015.12	$10.16	2.00%

Miles Capital Alternatives Advantage Fund – Class I
Actual	$1,000.00	$1,028.00	$8.95	1.75%
Hypothetical(2)	$1,000.00	$1,016.38	$8.89	1.75%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(2)	Assumes a 5% annual return before expenses.

20

Other Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2018 shows the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

For the year ended December 31, 2017, the Fund designated $10,792 as long-term capital gain distributions.

21

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator, and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product. Chief Officer Corporate Development and Executive Vice President of NRS (2003-present), GTC (2008-present), Savings Banks Employees Retirement Association (2003-present), and Advisors Charitable Gift Fund (2008-present). Director, Lift Up Africa (2008-present), Chair, Investment Committee of Massachusetts Council of Churches (2011-present), minister member, Presbytery of Boston, Presbyterian Church (USA) (1975-present).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present	Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015; Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008.

Previous: Chairman of Investment Committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Independent Trustee, August 2017 to present Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, the Trust’s custodian (2001-2017)

Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.

Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank of the Southeast, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011; Director of Lexington Chamber of Commerce since January 2017.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

22

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Attorney, Cincinnati, OH (May 2009 to March 2016).

Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Chief Compliance Officer, Ultimus Fund Solutions, LLC since June 2011.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

23

Management Agreement Renewal (Unaudited)

The Miles Capital Alternatives Advantage Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of continuance of the Fund’s management agreement with its investment adviser, Miles Capital, Inc. (“Miles”).

The Board, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Committee convened on November 7, 2017 via teleconference to review and discuss materials compiled by Ultimus Asset Services, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Miles. At the Trustees’ quarterly meeting held in November 2017, the Committee and the Board interviewed certain executives of Miles, including Miles’ Chief Compliance and Risk Officer and its Director, Alternative Markets Solutions and Portfolio Manager. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Miles (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Miles for an additional year. The Trustees’ approval of the continuance of Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i) The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Miles provides to the Fund, which included, but were not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Miles’ portfolio manager who is responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Miles who provide services to the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Miles to the Fund.

(ii) Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended September 30, 2017. The Trustees observed that the Fund’s Class I had outperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Index, for the year-to-date and one-year periods. The Trustees also observed that the Fund’s Class I had outperformed its Morningstar Multialternative category for the year-to-date period, but that it had slightly underperformed the category for the one-year period. The Trustees noted Miles’ explanation that the category is not the best comparison, and noted that Miles had slightly outperformed its custom peer group for both periods.

(iii) Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for similarly-sized funds, which indicated that the Fund’s management fee is lower than the average, and equal to the median, for funds of comparable size in the Fund’s Morningstar category. The Trustees also considered a profitability analysis prepared by Miles for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, Miles is not earning a profit as a result of managing the Fund. The Trustees also noted that Miles intends to continue its expense limitation agreement for an additional year.

24

Management Agreement Renewal (Unaudited) (continued)

The Trustees also considered other potential benefits that Miles may receive in connection with its management of the Fund and noted Miles’ representation that it does not enter into soft-dollar transactions on behalf of the Fund, but that the Fund benefits from soft-dollars generated by other assets of the Miles firm. After considering the above information, the Trustees concluded that the current advisory fee for the Fund represents reasonable compensation in light of the nature and quality of Miles’ services to the Fund, the costs incurred by Miles in providing services to the Fund, the fees paid by competitive mutual funds, and the profitability of Miles’ services to the Fund.

(iv) Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Miles will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Miles lack of profitability in managing the Fund, it does not appear that Miles is currently realizing benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

25

Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the

Trustees and is available without charge, upon request. You may call toll-free at (844) 838-2120 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Fund at (844) 838-2120 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief

Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Miles Capital, Inc.

1415 28th Street

Suite 200

West Des Moines, IA 50266

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

26

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Annual Report

December 31, 2017

Fund Adviser:

Selective Wealth Management, LLC

828 Main Street, Suite 1703

Lynchburg, VA 24504

(434) 515-1517

www.selectivewealthmanagement.com

LETTER TO SHAREHOLDERS (UNAUDITED)

During the first month of 2017 we launched the Selective Opportunity Fund (the “Fund” or “SLCTX”). At inception we began with 100% cash, meaning our fields laid fallow as we began the process of planting seeds for the future. The market primarily marched in a single direction during the year – upward. The S&P 500® Index (“S&P 500”) posted zero negative monthly returns for the first time in history, making the task of purchasing high quality businesses at low prices more difficult. Despite the challenge, we slowly made purchases in ten Selective Companies that we believe will lead to a bountiful harvest in the future. Throughout the year our average cash balance was more than 50%. Despite being only half invested, the Fund posted strong double digit gains due to the outstanding performance of each company that was purchased.

Year[1]	SLCTX Fund	S&P 500	Relative
2017	+14.70%	+19.56%	(4.86%)

All ten companies purchased during 2017 posted positive results, but perhaps more impressive was that nine out of ten outperformed the S&P 500 for the period from the purchase date to the end of the year. The table below shows the relative performance of each Selective Company compared to the S&P 500. We are extremely pleased with the performance of each and believe the table below demonstrates the quality of our purchase decisions.

Table 1: Relative Performance by Company2

Selective Company	Symbol	Purchase Date	Gain (Loss)	S&P 500	Relative
Redknee Solutions	RKN	June 5, 2017	+55.7%	+13.0%	+42.7%
Cognizant Technology	CTSH	February 1, 2017	+37.3%	+19.6%	+17.3%
Syntel	SYNT	March 29, 2017	+33.7%	+16.3%	+17.4%
Baidu	BIDU	February 1, 2017	+33.2%	+19.6%	+13.6%
Union Pacific	UNP	February 1, 2017	+26.0%	+19.6%	+6.4%
Alphabet	GOOG	February 1, 2017	+20.4%	+19.6%	+0.8%
Ultimate Software Group	ULTI	September 27, 2017	+18.9%	+9.8%	+9.1%
Shutterstock	SSTK	July 28, 2017	+12.7%	+11.2%	+1.5%
MuleSoft	MULE	July 28, 2017	+11.3%	+11.2%	+0.1%
Bank of the Ozarks	OZRK	May 22, 2017	+10.4%	+14.9%	(4.5%)

[1]	For the period January 31, 2017 (commencement of operations) through December 31, 2017.
[2]	For the period from the purchase date to the end of the year. Performance shown assumes reinvestment of all distributions and reflect any changes in price per share. Performance is not annualized.

1

WHERE WE STAND (UNAUDITED)

At year end we were 72% invested across ten Selective Companies. We continue to believe that the market is relatively expensive compared to historical averages, but not in bubble territory. The strong gains experienced in prices throughout 2017 were essentially matched by increased earning power due to strong corporate performance and the tax reform that passed in late December. Despite the 21% rise in prices last year the forward P/E ratio remains relatively unchanged at 18.4 due to these positive developments for corporate earnings.

While the overall market is expensive, we believe that our portfolio is more favorably positioned than the market as a whole. Table 2 was compiled by estimating the portfolio weighted average for each performance metric in our portfolio and comparing it to the S&P 500. Below is a comparison of the weighted average estimates for TTM EPS growth1, return on equity, debt to equity ratio, and the forward P/E.

At our time of purchase, many of your Selective Companies were experiencing above average growth at below average prices. Due to the substantial rise for many of our Selective Companies during 2017, the forward looking P/E at year end was slightly higher for our portfolio than the market as a whole. However, we believe that the lower average debt levels, superior returns on equity, and superior growth rates will more than offset the price difference in the years ahead.

Table 2: Selective Portfolio vs. S&P 500

Metric	Selective[2]	S&P 500
TTM EPS Growth	19.5%	10.8%[3]
Return on Equity	>64%	13%[4]
Debt to Equity Ratio[5]	8%	86%[3]
Forward P/E Ratio	19	18[3]

[1]	Trailing Twelve Months Earnings Per Share Growth.
[2]	Based on the weighted average of Selective Companies held by the Fund at year-end.
[3]	Obtained from FactSet S&P500 Metrics.
[4]	Obtained from “Stock Market Briefing: S&P 500 Financial Ratios” by Yardeni Research, Inc.
[5]	Does not include financial stocks.

2

INVESTMENT RESULTS (Unaudited)

Total Returns(a) (for the period ended December 31, 2017)

Since Inception (1/31/17)
Selective Opportunity Fund	14.70%
S&P 500® Index(b)	19.56%

Total annual operating expenses, as disclosed in the Selective Opportunity Fund (the “Fund”) prospectus dated January 6, 2017, were estimated to be 1.94% of average daily net assets. Additional information pertaining to the Fund’s expense ratio as of December 31, 2017 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (434) 515-1517.

(a) Total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share. Total returns for periods less than one year are not annualized.

(b) The S&P 500® Index (“Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

3

INVESTMENT RESULTS (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on January 31, 2017 (commencement of operations) for the Fund and held through December 31, 2017. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (434) 515-1517. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

4

FUND HOLDINGS (Unaudited)

Selective Opportunity Fund Holdings as of December 31, 2017(a)

(a)	As a percentage of net assets.

The investment objective of the Fund is maximizing long-term returns while protecting client principal.

AVAILABILITY OF PORTFOLIO SCHEDULE (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

5

Selective Opportunity Fund

Schedule of Investments

December 31, 2017

	Shares	Fair Value
Common Stocks – 71.52%

Financials – 7.09%
Bank of the Ozarks, Inc.	58,165	$2,818,094

Industrials – 2.92%
Union Pacific Corp.	8,657	1,160,904

Information Technology – 61.51%
Alphabet, Inc., Class C*	2,593	2,713,315
Baidu, Inc. ADR*	12,604	2,951,983
Cognizant Technology Solutions Corp., Class A	16,833	1,195,480
MuleSoft, Inc.*	258,554	6,013,966
Redknee Solutions, Inc.*	2,819,268	2,444,342
Shutterstock, Inc.*	54,397	2,340,703
Syntel, Inc.*	205,432	4,722,882
Ultimate Software Group, Inc./The*	9,428	2,057,472

		24,440,143

Total Common Stocks (Cost $22,832,691)		28,419,141

Money Market Securities – 28.58%
BlackRock Liquidity Treasury Trust Fund, Institutional Shares, 1.11% (a)	11,350,348	11,350,348
Fidelity Investments Money Market Government Portfolio, Class I, 1.15% (a)	5,280	5,280

Total Money Market Securities (Cost $11,355,628)		11,355,628

Total Investments – 100.10% (Cost $34,188,319)		39,774,769

Liabilities in Excess of Other Assets – (0.10)%		(41,521)

NET ASSETS – 100.00%		$39,733,248

(a)	Rate disclosed is the seven day effective yield as of December 31, 2017.
*	Non-income producing security.
ADR	– American Depositary Receipt

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator.

6

See accompanying notes which are an integral part of these financial statements.

Selective Opportunity Fund

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments in securities at fair value (cost $34,188,319)	$39,774,769
Dividends receivable	9,874
Deferred offering costs	3,322
Other receivables	5,921
Prepaid expenses	7,936
Total Assets	39,801,822
Liabilities
Payable to Adviser	42,144
Payable to Administrator	7,402
Other accrued expenses	19,028
Total Liabilities	68,574
Net Assets	$39,733,248
Net Assets consist of:
Paid-in capital	$34,389,701
Accumulated net investment loss	(9,835)
Accumulated net realized loss from investments transactions	(233,068)
Net unrealized appreciation on investments	5,586,450
Net Assets	$39,733,248
Shares outstanding (unlimited number of shares authorized, no par value)	3,464,418
Net asset value (“NAV”), offering and redemption price per share	$11.47

7

See accompanying notes which are an integral part of these financial statements.

Selective Opportunity Fund

Statement of Operations

For the period ended December 31, 2017(a)

Investment Income
Dividend income	$164,771
Total investment income	164,771
Expenses
Investment Adviser	388,969
Offering	32,868
Administration	30,217
Fund accounting	27,222
Audit and Tax	17,200
Legal	16,613
Transfer agent	16,500
Organizational	15,475
Trustee	12,097
Chief Compliance Officer	11,651
Registration	8,909
Report printing	6,796
Custodian	3,933
Miscellaneous	10,574
Total expenses	599,024
Net investment loss	(434,253)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(233,068)
Net realized loss on foreign currency transactions	(5,270)
Net change in unrealized appreciation of investment securities and translation of assets and liabilities in foreign currencies	5,586,450
Net realized and change in unrealized gain on investments and foreign currency	5,348,112
Net increase in net assets resulting from operations	$4,913,859
(a)	For the period January 31, 2017 (commencement of operations) through December 31, 2017.

8

See accompanying notes which are an integral part of these financial statements.

Selective Opportunity Fund

Statement of Changes in Net Assets

For the Period Ended December 31, 2017(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(434,253)
Net realized loss on investment securities and foreign currency transactions	(238,338)
Net change in unrealized appreciation of investment securities	5,586,450
Net increase in net assets resulting from operations	4,913,859
Capital Transactions
Proceeds from shares sold	35,834,615
Amount paid for shares redeemed	(1,015,226)
Net increase in net assets resulting from capital transactions	34,819,389
Total Increase in Net Assets	39,733,248
Net Assets
Beginning of period	—
End of period	$39,733,248
Accumulated net investment loss	$(9,835)
Share Transactions
Shares sold	3,562,860
Shares redeemed	(98,442)
Net increase in shares outstanding	3,464,418
(a)	For the period January 31, 2017 (commencement of operations) through December 31, 2017.

9

See accompanying notes which are an integral part of these financial statements.

Selective Opportunity Fund

Financial Highlights

(For a share outstanding during the period)

	For the Period Ended December 31, 2017(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Investment operations:

Net investment loss	(0.13)

Net realized and unrealized gain	1.60

Total from investment operations	1.47

Net asset value, end of period	$11.47

Total Return(b)	14.70	%(c)
Ratios and Supplemental Data:
Net assets, end of period (000)	$39,733

Ratio of net expenses to average net assets	1.92	%(d)

Ratio of net investment loss to average net assets	(1.39	)%(d)

Portfolio turnover rate	1	%(c)

(a)	For the period January 31, 2017 (commencement of operations) to December 31, 2017.
(b)	Total return represents the rate that a shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

10

See accompanying notes which are an integral part of these financial statements.

Selective Opportunity Fund

Notes to the Financial Statements

December 31, 2017

NOTE 1. ORGANIZATION

The Selective Opportunity Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on November 14, 2016. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on January 31, 2017. The investment adviser to the Fund is Selective Wealth Management, LLC (the “Adviser”). The investment objective of the Fund is maximizing long-term returns while protecting client principal.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income or complying with other provisions to be eligible for RIC qualification. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the period ended December 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determines to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification

11

Selective Opportunity Fund

Notes to the Financial Statements (continued)

December 31, 2017

method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders and net realized long-term and short-term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the period ended December 31, 2017, the Fund made the following reclassifications to increase/(decrease) the components of net assets, which were primarily due to net operating losses and tax treatment of offering costs:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(429,688)	$424,418	$5,270

Organization and Offering Costs – The Adviser advanced some of the Fund’s organization and initial offering costs and was subsequently reimbursed by the Fund. Costs of $36,190 incurred in connection with the offering and initial registration of the Fund have been deferred and are being amortized on a straight-line basis over the first twelve months after commencement of operations. Costs of $15,475 incurred in connection with the organization of the Fund were expensed as incurred. As of December 31, 2017, the amount of the offering costs remaining to amortize $3,322.

NOTE 3. NON-DIVERSIFICATION RISK

The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

12

Selective Opportunity Fund

Notes to the Financial Statements (continued)

December 31, 2017

NOTE 4. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

13

Selective Opportunity Fund

Notes to the Financial Statements (continued)

December 31, 2017

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable, as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount which the Fund might reasonably expect to receive upon the current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used in valuing the Fund’s investments as of December 31, 2017:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$28,419,141	$—	$—	$28,419,141
Money Market Securities	11,355,628	—	—	11,355,628
Total	$39,774,769	$—	$—	$39,774,769
*	Refer to the Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period in which other significant observable inputs were used in determining fair value. The Fund did not hold any investments at the end of the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between levels as of December 31, 2017, based on input levels assigned on January 31, 2017 (commencement of operations).

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund, manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets. For the period ended December 31, 2017, the Adviser earned a fee of $388,969 from the Fund. At December 31, 2017, the Fund owed the Adviser $42,144 for advisory services.

14

Selective Opportunity Fund

Notes to the Financial Statements (continued)

December 31, 2017

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the period ended December 31, 2017, the Administrator earned fees of $30,217 for administration services, $27,222 for fund accounting services, $16,500 for transfer agent services, and $11,651 for compliance services. At December 31, 2017, the Fund owed the Administrator $7,402 for such services.

Certain officers of the Trust are officers or employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as wholly owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act of the Trust. Each Trustee of the Trust receives annual compensation of $1,850 per Fund from the Trust. The Independent Chairman of the Board and the Chairman of the Audit Committee receive annual compensation of $2,300 per Fund from the Trust. Trustees also receive $1,000 for attending each special in person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

NOTE 6. INVESTMENT TRANSACTIONS

For the period ended December 31, 2017, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases	$23,162,679
Sales	$100,314

There were no purchases or sales of long-term U.S. government obligations during the period ended December 31, 2017.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2017, Pershing, LLC (“Pershing”), for the benefit of its customers, owned 100% of the Fund. As a result, Pershing may be deemed to control the Fund.

15

Selective Opportunity Fund

Notes to the Financial Statements (continued)

December 31, 2017

NOTE 8. FEDERAL TAX INFORMATION

At December 31, 2017, the appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$5,586,450
Gross unrealized depreciation	—
Net unrealized appreciation	5,586,450
Tax cost	$34,188,319

At December 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated capital and other losses	$(242,903)
Unrealized appreciation	5,586,450
$5,343,547

As of December 31, 2017, the Fund had short-term capital loss carryforwards of $233,068. This capital loss carryforward, which does not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Effective January 1, 2018, the management agreement between the Trust and the Adviser was amended to reduce the management fee paid by the Fund to the Adviser from 1.25% to 0.85% of the average daily net assets of the Fund.

Management has evaluated events or transactions that may have occurred since December 31, 2017, that would merit recognition or disclosure in the financial statements. There were no other items requiring adjustment of the financial statements or additional disclosure.

16

Report of Independent Registered Public Accounting Firm

To the Shareholders of Selective Opportunity Fund and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Selective Opportunity Fund (the “Fund”), a series of Unified Series Trust, as of December 31, 2017, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period January 31, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Selective Opportunity Fund, as of December 31, 2017, the results of its operations and changes in its net assets, and the financial highlights for the period January 31, 2017 (commencement of operations) through December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion. We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 27, 2018

17

SUMMARY OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from July 1, 2017 to December 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period(a)	Annualized Expense Ratio
Selective Opportunity Fund
Actual	$1,000.00	$1,112.50	$10.01	1.88%
Hypothetical(b)	$1,000.00	$1,015.73	$9.55	1.88%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Assumes a 5% annual return before expenses.

18

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator, and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product. Chief Officer

Corporate Development and Executive Vice President of NRS (2003-present), GTC (2008-present), Savings Banks Employees Retirement Association (2003-present), and Advisors Charitable Gift Fund (2008-present). Director, Lift

Up Africa (2008-present), Chair, Investment Committee of Massachusetts Council of Churches (2011-present), minister member, Presbytery of

Boston, Presbyterian Church (USA) (1975-present).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present	Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015;Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008.

Previous: Chairman of Investment Committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Independent Trustee, August 2017 to present Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, the Trust’s custodian (2001-2017)

Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.

19

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011; Director of Lexington Chamber of Commerce since January 2017.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

The following table provides information regarding the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

David R. Carson (1958) President, January 2016 to present	Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.

Previous: Attorney, Cincinnati, OH (May 2009 to March 2016).

Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Chief Compliance Officer, Ultimus Fund Solutions, LLC since June 2011.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

20

OTHER INFORMATION (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (434) 515-1517 to request a copy of the SAI or to make shareholder inquiries.

21

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent year ended June 30 is available without charge upon request by (1) calling the Fund at (434) 515-1517 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond,

Treasurer and Chief Financial Officer

Lynn E. Wood,

Chief Compliance Officer

INVESTMENT ADVISER

Selective Wealth Management, LLC

828 Main Street, Suite 1703

Lynchburg, VA 24504

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

MUFG Union Bank, N.A.

350 California Street, Suite 2018

San Francisco, CA 94104

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

22

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)    The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

Crawford Funds:	FY 2017 FY 2016	$ $	55,000 55,850
Miles Capital:	FY 2017 FY 2016	$ $	14,000 14,000
Selective:	FY 2017		$13,500

(b)	Audit-Related Fees

Registrant
Crawford Funds:	FY 2017 FY 2016	$ $	0 0
Miles Capital:	FY 2017 FY 2016	$ $	0 0
Selective:	FY 2017		$0

(c)	Tax Fees

Registrant
Crawford Funds:	FY 2017 FY 2016	$ $	12,000 12,360
Miles Capital:	FY 2017 FY 2016	$ $	3,000 3,000
Selective:	FY 2017		$3,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant
Crawford Funds:	FY 2017 FY 2016	$ $	0 0
Miles Capital:	FY 2017 FY 2016	$ $	0 0
Selective:	FY 2017		$0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)     During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)     The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2017	$18,000	$0
FY 2016	$15,730	$0

(h)     Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)    Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)    There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a) (1)	Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date	2/27/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date	2/27/18

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	2/27/18